=======================================
                        STANDARD FORM OF OFFICE LEASE
                   The Real Estate Board of New York, Inc.            3/1/86
                   =======================================

      Agreement of Lease, made as of the 29th day of May 1997, between 509 MADISON AVENUE ASSOCIATES, a California limited partnership having an address c/o Newmark & Company Real Estate, Inc., 125 Park Avenue, New York, New York 10017 party of the first part, hereinafter referred to as OWNER or landlord, and DISCOVERY LABORATORIES, INC., a Delaware corporation having an address at 787 Seventh Avenue, New York, New York 10019 party of the second part, hereinafter referred to as TENANT.

Witnesseth: Owner hereby leases to Tenant and Tenant hereby hires from Owner space on the fourteenth (14th) floor (as shown on the floor plan annexed hereto as Exhibit A and made a part hereof and also known as Suite 1406 in the building know as 509 Madison Avenue in the Borough of Manhattan, City of New York, for the term of three (3) years and sixteen (16) days (or until such term shall sooner cease and expire as hereinafter provided) to commence on the fifteenth
(15th) day of June nineteen hundred and ninety-seven, and to end on the thirtieth (30th) day of June two thousand both dates inclusive, at an annual rental rate set forth in Article 37 hereof which Tenant agrees to pay in lawful money of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, in equal monthly installments in advance on the first day of each month during said term, at the office of Owner or such other place as Owner may designate, without any set off or deduction whatsoever, except that Tenant shall pay the first _____ monthly installment(s) on the execution hereof (unless this lease be a renewal).

      In the event that, at the commencement of the term of this lease, or thereafter, Tenant shall be in default in the payment of rent to Owner pursuant to the terms of another lease with Owner or with Owner's predecessor in interest, Owner may at Owner's option and without notice to Tenant add the amount of such arrears to any monthly installment or rent payable hereunder and the same shall be payable hereunder and the same shall be payable to Owner as additional rent.

      The parties hereto, for themselves, their heirs, distributees, executors, administrators, legal representatives, successors and assigns, hereby covenant as follows:

Rent

      1. Tenant shall pay the rent as above and as hereinafter provided.

Occupancy

      2. Tenant shall use and occupy demised premises for general and executive offices and for no other purpose.

Tenant Alterations:

      3. Tenant shall make no changes in or to the demised premises of any nature without Owner's prior written consent. Subject to the prior written consent of Owner, and to the provisions of this article, Tenant at Tenant's expense, may make alterations, installations, additions or improvements which are non-structural and which do not affect utility services or plumbing and electrical lines, in or to the interior of the demised premises by using contractors or mechanics first approved by Owner. Tenant shall, before making any alterations, additions, installations or improvement, at its expense, obtain all permits, approvals, and certificates required by any governmental or quasi-governmental bodies and (upon completion) certificates of final approval thereof and shall deliver promptly duplicate of all such permits, approvals and certificates to Owner and Tenant agrees to carry and will cause Tenant's contractors and subcontractors to carry such workman's compensation, general liability, personal and property damage insurance as Owner may require. If any mechanic's lien is filed against the demised premises, or the building of which the same forms a part, for work claimed to have been done for, or material furnished to, Tenant whether or not done pursuant to this article, the same shall be discharged by Tenant within thirty days thereafter, at Tenant's expense, by filing the bond required by law. All fixtures and all paneling, partitions, railings and like installations, installed in the premises at any time, either by Tenant or by Owner in Tenant's behalf, shall, upon installation, become the property of Owner and shall remain upon and be surrendered with the demised premises unless Owner, by notice to Tenant no later than twenty days prior to the date fixed as the termination of this lease, elects to relinquish Owner's right thereto and to have them removed by the Tenant, in which event the same shall be removed from the premises by Tenant prior to the expiration of the lease, at Tenant's expense. Nothing in this Article shall be construed to give Owner title to or to prevent Tenant's removal of trade fixtures, moveable office furniture and equipment, but upon removal of any such from the premises or upon removal of other installations as may be required by Owner, Tenant shall immediately, and at its expense, repair and restore the premises to the condition existing prior to installation and repair any damage to the demised premises or the building due to such removal. All property permitted or required to be removed, by Tenant at the end of the term remaining in the premises after Tenant's removal shall be deemed abandoned and may, at the election of Owner, either be retained as Owner's property or may be removed from the premises by Owner, at Tenant's expense.

Maintenance and Repairs:

      4. Tenant shall, throughout the term of this lease, take good care of the demised premises and the fixtures and appurtenances therein. Tenant shall be responsible for all damage or injury to the demised premises or any other part of the building and the systems and equipment thereof, whether requiring structural or non-structural repairs caused by or resulting from carelessness, omission, neglect or improper conduct of Tenant, Tenant's subtenants, agents, employees, invitees or licensees, or which arise out of any work, labor, service or equipment done for or supplied to Tenant or any subtenant or arising out of the installation, use or operation of the property or equipment of Tenant or any subtenant. Tenant shall also repair all damage to the building and the demised premises caused by the moving of Tenant's fixtures, furniture and equipment. Tenant shall promptly make, at Tenant's expense, all repairs in and to the demised premises for which Tenant is responsible, using only the contractor for the trade or trades in question, selected from a list of at least two contractors per trade submitted by Owner. Any other repairs in or to the building or the facilities and systems thereof for which Tenant is responsible shall be performed by Owner at the Tenant's expense. Owner shall maintain in good working order and repair the exterior and the structural portions of the building, including the structural portions of its demised premises, and the public portions of the building interior and the building plumbing, electrical, heating and ventilating systems (to the extent such systems presently exists) serving the demised premises. Tenant agrees to give prompt notice of any defective condition in the premises for which Owner may be responsible hereunder. There shall be no allowance to Tenant for diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner or others making repairs, alterations, additions or improvements in or to any portion of the building or the demised premises or in and to the fixtures, appurtenances or equipment thereof. It is specifically agreed that Tenant shall not be entitled to any setoff or reduction of rent by reason of any failure of Owner to comply with the covenants of this or any other article of this Lease. Tenant agrees that Tenant's sole remedy at law in such instance will be by way of an action for damages for breach of contract. The provisions of this Article 4 shall not apply in the case of fire or other casualty which are dealt with in Article 9 hereof.

Window Cleaning:

      5. Tenant will not clean nor require, permit, suffer or allow any window in the demised premises to be cleaned from the outside in violation of Section 202 of the Labor Law or any other applicable law or of the Rules of the Board of Standards and Appeals, or of any other Board or body having or asserting jurisdiction.

Requirements of Law, Fire Insurance, Floor Loads:

      6. Prior to the commencement of the lease term, if Tenant is then in possession, and at all times thereafter, Tenant, at Tenant's sole cost and expense, shall promptly comply with all present and future laws, orders and regulations of all state, federal, municipal and local governments, departments, commissions and boards and any direction of any public officer pursuant to law, and all orders, rules and regulations of the New York Board of Fire Underwriters, Insurance Services Office, or any similar body which shall impose any violation, order or duty upon Owner or Tenant with respect to the demised premises, whether or not arising out of Tenant's use or manner of use thereof, including Tenant's permitted uses or, with respect to the building if arising out of Tenant's

                   =======================================
                        STANDARD FORM OF OFFICE LEASE
                   The Real Estate Board of New York, Inc.            3/1/86
                   =======================================

      Agreement of Lease, made as of the 29th day of May 1997, between 509 MADISON AVENUE ASSOCIATES, a California limited partnership having an address c/o Newmark & Company Real Estate, Inc., 125 Park Avenue, New York, New York 10017 party of the first part, hereinafter referred to as OWNER or landlord, and DISCOVERY LABORATORIES, INC., a Delaware corporation having an address at 787 Seventh Avenue, New York, New York 10019 party of the second part, hereinafter referred to as TENANT.

Witnesseth: Owner hereby leases to Tenant and Tenant hereby hires from Owner space on the fourteenth (14th) floor (as shown on the floor plan annexed hereto as Exhibit A and made a part hereof and also known as Suite 1406 in the building know as 509 Madison Avenue in the Borough of Manhattan, City of New York, for the term of three (3) years and sixteen (16) days (or until such term shall sooner cease and expire as hereinafter provided) to commence on the fifteenth
(15th) day of June nineteen hundred and ninety-seven, and to end on the thirtieth (30th) day of June two thousand both dates inclusive, at an annual rental rate set forth in Article 37 hereof which Tenant agrees to pay in lawful money of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, in equal monthly installments in advance on the first day of each month during said term, at the office of Owner or such other place as Owner may designate, without any set off or deduction whatsoever, except that Tenant shall pay the first _____ monthly installment(s) on the execution hereof (unless this lease be a renewal).

      In the event that, at the commencement of the term of this lease, or thereafter, Tenant shall be in default in the payment of rent to Owner pursuant to the terms of another lease with Owner or with Owner's predecessor in interest, Owner may at Owner's option and without notice to Tenant add the amount of such arrears to any monthly installment or rent payable hereunder and the same shall be payable hereunder and the same shall be payable to Owner as additional rent.

      The parties hereto, for themselves, their heirs, distributees, executors, administrators, legal representatives, successors and assigns, hereby covenant as follows:

Rent

      1. Tenant shall pay the rent as above and as hereinafter provided.

Occupancy

      2. Tenant shall use and occupy demised premises for general and executive offices and for no other purpose.

Tenant Alterations:

      3. Tenant shall make no changes in or to the demised premises of any nature without Owner's prior written consent. Subject to the prior written consent of Owner, and to the provisions of this article, Tenant at Tenant's expense, may make alterations, installations, additions or improvements which are non-structural and which do not affect utility services or plumbing and electrical lines, in or to the interior of the demised premises by using contractors or mechanics first approved by Owner. Tenant shall, before making any alterations, additions, installations or improvement, at its expense, obtain all permits, approvals, and certificates required by any governmental or quasi-governmental bodies and (upon completion) certificates of final approval thereof and shall deliver promptly duplicate of all such permits, approvals and certificates to Owner and Tenant agrees to carry and will cause Tenant's contractors and subcontractors to carry such workman's compensation, general liability, personal and property damage insurance as Owner may require. If any mechanic's lien is filed against the demised premises, or the building of which the same forms a part, for work claimed to have been done for, or material furnished to, Tenant whether or not done pursuant to this article, the same shall be discharged by Tenant within thirty days thereafter, at Tenant's expense, by filing the bond required by law. All fixtures and all paneling, partitions, railings and like installations, installed in the premises at any time, either by Tenant or by Owner in Tenant's behalf, shall, upon installation, become the property of Owner and shall remain upon and be surrendered with the demised premises unless Owner, by notice to Tenant no later than twenty days prior to the date fixed as the termination of this lease, elects to relinquish Owner's right thereto and to have them removed by the Tenant, in which event the same shall be removed from the premises by Tenant prior to the expiration of the lease, at Tenant's expense. Nothing in this Article shall be construed to give Owner title to or to prevent Tenant's removal of trade fixtures, moveable office furniture and equipment, but upon removal of any such from the premises or upon removal of other installations as may be required by Owner, Tenant shall immediately, and at its expense, repair and restore the premises to the condition existing prior to installation and repair any damage to the demised premises or the building due to such removal. All property permitted or required to be removed, by Tenant at the end of the term remaining in the premises after Tenant's removal shall be deemed abandoned and may, at the election of Owner, either be retained as Owner's property or may be removed from the premises by Owner, at Tenant's expense.

Maintenance and Repairs:

      4. Tenant shall, throughout the term of this lease, take good care of the demised premises and the fixtures and appurtenances therein. Tenant shall be responsible for all damage or injury to the demised premises or any other part of the building and the systems and equipment thereof, whether requiring structural or non-structural repairs caused by or resulting from carelessness, omission, neglect or improper conduct of Tenant, Tenant's subtenants, agents, employees, invitees or licensees, or which arise out of any work, labor, service or equipment done for or supplied to Tenant or any subtenant or arising out of the installation, use or operation of the property or equipment of Tenant or any subtenant. Tenant shall also repair all damage to the building and the demised premises caused by the moving of Tenant's fixtures, furniture and equipment. Tenant shall promptly make, at Tenant's expense, all repairs in and to the demised premises for which Tenant is responsible, using only the contractor for the trade or trades in question, selected from a list of at least two contractors per trade submitted by Owner. Any other repairs in or to the building or the facilities and systems thereof for which Tenant is responsible shall be performed by Owner at the Tenant's expense. Owner shall maintain in good working order and repair the exterior and the structural portions of the building, including the structural portions of its demised premises, and the public portions of the building interior and the building plumbing, electrical, heating and ventilating systems (to the extent such systems presently exists) serving the demised premises. Tenant agrees to give prompt notice of any defective condition in the premises for which Owner may be responsible hereunder. There shall be no allowance to Tenant for diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner or others making repairs, alterations, additions or improvements in or to any portion of the building or the demised premises or in and to the fixtures, appurtenances or equipment thereof. It is specifically agreed that Tenant shall not be entitled to any setoff or reduction of rent by reason of any failure of Owner to comply with the covenants of this or any other article of this Lease. Tenant agrees that Tenant's sole remedy at law in such instance will be by way of an action for damages for breach of contract. The provisions of this Article 4 shall not apply in the case of fire or other casualty which are dealt with in Article 9 hereof.

Window Cleaning:

      5. Tenant will not clean nor require, permit, suffer or allow any window in the demised premises to be cleaned from the outside in violation of Section 202 of the Labor Law or any other applicable law or of the Rules of the Board of Standards and Appeals, or of any other Board or body having or asserting jurisdiction.

Requirements of Law, Fire Insurance, Floor Loads:

      6. Prior to the commencement of the lease term, if Tenant is then in possession, and at all times thereafter, Tenant, at Tenant's sole cost and expense, shall promptly comply with all present and future laws, orders and regulations of all state, federal, municipal and local governments, departments, commissions and boards and any direction of any public officer pursuant to law, and all orders, rules and regulations of the New York Board of Fire Underwriters, Insurance Services Office, or any similar body which shall impose any violation, order or duty upon Owner or Tenant with respect to the demised premises, whether or not arising out of Tenant's use or manner of use thereof, including Tenant's permitted uses or, with respect to the building if arising out of Tenant's

                   =======================================
                        STANDARD FORM OF OFFICE LEASE
                   The Real Estate Board of New York, Inc.            3/1/86
                   =======================================

      Agreement of Lease, made as of the 29th day of May 1997, between 509 MADISON AVENUE ASSOCIATES, a California limited partnership having an address c/o Newmark & Company Real Estate, Inc., 125 Park Avenue, New York, New York 10017 party of the first part, hereinafter referred to as OWNER or landlord, and DISCOVERY LABORATORIES, INC., a Delaware corporation having an address at 787 Seventh Avenue, New York, New York 10019 party of the second part, hereinafter referred to as TENANT.

Witnesseth: Owner hereby leases to Tenant and Tenant hereby hires from Owner space on the fourteenth (14th) floor (as shown on the floor plan annexed hereto as Exhibit A and made a part hereof and also known as Suite 1406 in the building know as 509 Madison Avenue in the Borough of Manhattan, City of New York, for the term of three (3) years and sixteen (16) days (or until such term shall sooner cease and expire as hereinafter provided) to commence on the fifteenth
(15th) day of June nineteen hundred and ninety-seven, and to end on the thirtieth (30th) day of June two thousand both dates inclusive, at an annual rental rate set forth in Article 37 hereof which Tenant agrees to pay in lawful money of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, in equal monthly installments in advance on the first day of each month during said term, at the office of Owner or such other place as Owner may designate, without any set off or deduction whatsoever, except that Tenant shall pay the first _____ monthly installment(s) on the execution hereof (unless this lease be a renewal).

      In the event that, at the commencement of the term of this lease, or thereafter, Tenant shall be in default in the payment of rent to Owner pursuant to the terms of another lease with Owner or with Owner's predecessor in interest, Owner may at Owner's option and without notice to Tenant add the amount of such arrears to any monthly installment or rent payable hereunder and the same shall be payable hereunder and the same shall be payable to Owner as additional rent.

      The parties hereto, for themselves, their heirs, distributees, executors, administrators, legal representatives, successors and assigns, hereby covenant as follows:

Rent

      1. Tenant shall pay the rent as above and as hereinafter provided.

Occupancy

      2. Tenant shall use and occupy demised premises for general and executive offices and for no other purpose.

Tenant Alterations:

      3. Tenant shall make no changes in or to the demised premises of any nature without Owner's prior written consent. Subject to the prior written consent of Owner, and to the provisions of this article, Tenant at Tenant's expense, may make alterations, installations, additions or improvements which are non-structural and which do not affect utility services or plumbing and electrical lines, in or to the interior of the demised premises by using contractors or mechanics first approved by Owner. Tenant shall, before making any alterations, additions, installations or improvement, at its expense, obtain all permits, approvals, and certificates required by any governmental or quasi-governmental bodies and (upon completion) certificates of final approval thereof and shall deliver promptly duplicate of all such permits, approvals and certificates to Owner and Tenant agrees to carry and will cause Tenant's contractors and subcontractors to carry such workman's compensation, general liability, personal and property damage insurance as Owner may require. If any mechanic's lien is filed against the demised premises, or the building of which the same forms a part, for work claimed to have been done for, or material furnished to, Tenant whether or not done pursuant to this article, the same shall be discharged by Tenant within thirty days thereafter, at Tenant's expense, by filing the bond required by law. All fixtures and all paneling, partitions, railings and like installations, installed in the premises at any time, either by Tenant or by Owner in Tenant's behalf, shall, upon installation, become the property of Owner and shall remain upon and be surrendered with the demised premises unless Owner, by notice to Tenant no later than twenty days prior to the date fixed as the termination of this lease, elects to relinquish Owner's right thereto and to have them removed by the Tenant, in which event the same shall be removed from the premises by Tenant prior to the expiration of the lease, at Tenant's expense. Nothing in this Article shall be construed to give Owner title to or to prevent Tenant's removal of trade fixtures, moveable office furniture and equipment, but upon removal of any such from the premises or upon removal of other installations as may be required by Owner, Tenant shall immediately, and at its expense, repair and restore the premises to the condition existing prior to installation and repair any damage to the demised premises or the building due to such removal. All property permitted or required to be removed, by Tenant at the end of the term remaining in the premises after Tenant's removal shall be deemed abandoned and may, at the election of Owner, either be retained as Owner's property or may be removed from the premises by Owner, at Tenant's expense.

Maintenance and Repairs:

      4. Tenant shall, throughout the term of this lease, take good care of the demised premises and the fixtures and appurtenances therein. Tenant shall be responsible for all damage or injury to the demised premises or any other part of the building and the systems and equipment thereof, whether requiring structural or non-structural repairs caused by or resulting from carelessness, omission, neglect or improper conduct of Tenant, Tenant's subtenants, agents, employees, invitees or licensees, or which arise out of any work, labor, service or equipment done for or supplied to Tenant or any subtenant or arising out of the installation, use or operation of the property or equipment of Tenant or any subtenant. Tenant shall also repair all damage to the building and the demised premises caused by the moving of Tenant's fixtures, furniture and equipment. Tenant shall promptly make, at Tenant's expense, all repairs in and to the demised premises for which Tenant is responsible, using only the contractor for the trade or trades in question, selected from a list of at least two contractors per trade submitted by Owner. Any other repairs in or to the building or the facilities and systems thereof for which Tenant is responsible shall be performed by Owner at the Tenant's expense. Owner shall maintain in good working order and repair the exterior and the structural portions of the building, including the structural portions of its demised premises, and the public portions of the building interior and the building plumbing, electrical, heating and ventilating systems (to the extent such systems presently exists) serving the demised premises. Tenant agrees to give prompt notice of any defective condition in the premises for which Owner may be responsible hereunder. There shall be no allowance to Tenant for diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner or others making repairs, alterations, additions or improvements in or to any portion of the building or the demised premises or in and to the fixtures, appurtenances or equipment thereof. It is specifically agreed that Tenant shall not be entitled to any setoff or reduction of rent by reason of any failure of Owner to comply with the covenants of this or any other article of this Lease. Tenant agrees that Tenant's sole remedy at law in such instance will be by way of an action for damages for breach of contract. The provisions of this Article 4 shall not apply in the case of fire or other casualty which are dealt with in Article 9 hereof.

Window Cleaning:

      5. Tenant will not clean nor require, permit, suffer or allow any window in the demised premises to be cleaned from the outside in violation of Section 202 of the Labor Law or any other applicable law or of the Rules of the Board of Standards and Appeals, or of any other Board or body having or asserting jurisdiction.

Requirements of Law, Fire Insurance, Floor Loads:

      6. Prior to the commencement of the lease term, if Tenant is then in possession, and at all times thereafter, Tenant, at Tenant's sole cost and expense, shall promptly comply with all present and future laws, orders and regulations of all state, federal, municipal and local governments, departments, commissions and boards and any direction of any public officer pursuant to law, and all orders, rules and regulations of the New York Board of Fire Underwriters, Insurance Services Office, or any similar body which shall impose any violation, order or duty upon Owner or Tenant with respect to the demised premises, whether or not arising out of Tenant's use or manner of use thereof, including Tenant's permitted uses or, with respect to the building if arising out of Tenant's use or manner of use of the premises or the building (including the use permitted under the lease). Nothing herein shall require Tenant to make structural repairs or alterations unless Tenant has, by its manner of use of the demised premises or method of operation therein, violated any such laws, ordinances, orders, rules, regulations or requirements with respect thereto. Tenant may, after securing Owner to Owner's satisfaction against all damages, interest, penalties and expenses, including, but not limited to, reasonable attorney's fees, by cash deposit or by surety bond in an amount and in a company satisfactory to Owner, contest and appeal any such laws, ordinances, orders, rules, regulations or requirements provided same is done with all reasonable promptness and provided such appeal shall not subject Owner to prosecution for a criminal offense or constitute a default under the lease or mortgage under which Owner may be obligated, or cause the demised premises or any part thereof to be condemned or vacated. Tenant shall not do or permit any act or thing to be done in or to the demised premises which is contrary to law, or which will invalidate or be in conflict with public liability, fire or other policies of insurance at any time carried by or for the benefit of Owner with respect to the demised premises or the building of which the demised premises form a part, or which shall or might subject Owner to any liability or responsibility to any person or for property damage. Tenant shall not keep anything in the demised premises except as now or hereafter permitted by the Fire Department, Board of Fire Underwriters, Fire Insurance Rating Organization or other authority having jurisdiction, and then only in such manner and such quantity so as not to increase the rate for fire insurance applicable to the building, nor use the premises in a manner which will increase the insurance rate for the building or any property located therein over that in effect prior to the commencement of Tenant's occupancy. Tenant shall pay all costs, expenses, fees, penalties, or damages, which may be imposed upon Owner by reason of Tenant's failure to comply with the provisions of this article and if by reason of such failure the fire insurance rate shall, at the beginning of this lease or at any time thereafter, be higher than it otherwise would be, then Tenant shall reimburse Owner, as additional rent hereunder, for that portion of all fire insurance premiums thereafter paid by Owner which shall have been charged because of such failure by Tenant. In any action or proceeding wherein Owner and Tenant are parties, a schedule or "make-up" of rate for the building or demised premises issued by the New York Fire Insurance Exchange, or other body making fire insurance rates applicable to said premises shall be conclusive evidence of the facts therein stated and of the several items and charges in the fire insurance rates then applicable to said premises. Tenant shall not place a load upon any floor of the demised premises exceeding the floor load per square foot area which it was designed to carry and which is allowed by law. Owner reserves the right to prescribe the weight and position of all safes, business machines and mechanical equipment. Such installations shall be placed and maintained by Tenant, at Tenant's expense, in settings sufficient, in Owner's judgment, to absorb and prevent vibration, noise and annoyance.

Subordination:

      7. This lease is subject and subordinate to all ground or underlying leases and to all mortgages which may now or hereafter affect such leases or the real property of which demised premises are a part and to all renewals, modifications, consolidations, replacements and extensions of any such underlying leases and mortgages. This clause shall be self-operative and no further instrument of subordination shall be required by any ground or underlying lessor or by any mortgagee, affecting any lease or the real property of which the demised premises are a part. In confirmation of such subordination, Tenant shall execute promptly any certificate that Owner may request.

Property--Loss, Damage, Reimbursement, Indemnity:

      8. Owner or its agent shall not be liable for any damage to any property of Tenant or of others entrusted to employees of the building, nor for loss of or damage to any property of Tenant by theft or otherwise, nor for any injury or damage to persons or property resulting from any cause of whatsoever nature, unless caused by or due to the negligence of Owner, its agents, servants or employees. Owner or its agents will not be liable for any such damage caused by other tenants or persons in, upon or about said building or caused by operations in construction of any private, public or quasi public work. If at any time any windows of the demised premises are temporarily closed, darkened or bricked up (or permanently closed, darkened or bricked up, if required by law) for any reason whatsoever including, but not limited to Owner's own acts, Owner shall not be liable for any damage Tenant may sustain thereby and Tenant shall not be entitled to any compensation therefore nor abatement or diminution of rent nor shall the same release Tenant from its obligations hereunder nor constitute an eviction. Tenant shall indemnify and save harmless Owner against and from all liabilities, obligations, damages, penalties, claims, costs and expenses for which Owner shall not be reimbursed by insurance, including reasonable attorneys fees, paid, suffered or incurred as a result of any breach by Tenant, Tenant's agents, contractors, employees, invitees or licensees, of any covenant or condition of this lease, or the carelessness, negligence or improper conduct of the Tenant, Tenant's agents, contractors, employees, invitees or licensees. Tenant's liability under this lease extends to the acts and omissions of any sub-tenant and any agent, contractor, employee, invitee or licensee of any sub-tenant. In case any action or proceeding is brought against Owner by reason of any such claim, Tenant, upon written notice from Owner, will, at Tenant's expense, resist or defend such action or proceeding by counsel approved by Owner in writing, such approval not to be unreasonably withheld.

Destruction, Fire and Other Casualty:

      9. (a) If the demised premises or any part thereof shall be damaged by fire or other casualty, Tenant shall gave immediate notice thereof to Owner and this lease shall continue in full force and effect except as hereinafter set forth. (b) If the demised premises are partially damaged or rendered partially unusable by fire or other casualty, the damages thereto shall be repaired by and at the expense of Owner and the rent, until such repair shall be substantially completed, shall be apportioned from the day following the casualty according to the part of the premises which is usable. (c) If the demised premises are totally damaged or rendered wholly unusable by fire or other casualty, then the rent shall be proportionately paid up to the time of the casualty and thenceforth shall cease until the date when the premises shall have been repaired and restored by Owner, subject to Owner's right to elect not to restore the same as hereinafter provided. (d) If the demised premises are rendered wholly unusable or (whether or not the demised premises are damaged in whole or in part) if the building shall be so damaged that Owner shall decide to demolish it or to rebuild it, then, in any of such events, Owner may elect to terminate this lease by written notice to Tenant, given within 90 days after such fire or casualty, specifying a date for the expiration of the lease, which date shall not be more than 60 days after the giving of such notice, and upon the date specified in such notice the term of this lease shall expire as fully and completely as if such date were the date set forth above for the termination of this lease and Tenant shall forthwith quit, surrender and vacate the premises without prejudice however, to Landlord's rights and remedies against Tenant under the lease provisions in effect prior to such termination, and any rent owing shall be paid up to such date and any payments of rent made by Tenant which were on account of any period subsequent to such date shall be returned to Tenant. Unless Owner shall serve a termination notice as provided for herein, Owner shall make the repairs and restorations under the conditions of (b) and
(c) hereof, with all reasonable expedition, subject to delays due to adjustment of insurance claims, labor troubles and causes beyond Owner's control. After any such casualty, Tenant shall cooperate with Owner's restoration by removing from the premises as promptly as reasonably possible, all of Tenant' salvageable inventory and movable equipment, furniture, and other property. Tenant's liability for rent shall resume five (5) days after written notice from Owner that the premises are substantially ready for Tenant's occupancy. (e) Nothing contained hereinabove shall relieve Tenant from liability that may exist as a result of damage from fire or other casualty. Notwithstanding the foregoing, each party shall look first to any insurance in its favor before making any claim against the other party for recovery for loss or damage resulting from fire or other casualty, and to the extent that such insurance is in force and collectible and to the extent permitted by Law, Owner and Tenant each hereby releases and waives all right of recovery against the other or any one claiming through or under each of them by way of subrogation or otherwise. The foregoing release and waiver shall be in force only if both releasor's insurance policies contain a clause providing that such a release or waiver shall not invalidate the insurance. If, and to the extent, that such waiver can be obtained only by the payment of additional premiums, then the party benefitting from the waiver shall pay such premium within ten days after written demand or shall be deemed to have agreed that the party obtaining insurance coverage shall be free of any further obligation under the provisions hereof with respect to waiver of subrogation. Tenant acknowledges that Owner will not carry insurance on Tenant's furniture and/or furnishings or any fixtures or equipment, improvements, or appurtenances removable by Tenant and agrees that Owner will not be obligated to repair any damage thereto or replace the same. (f) Tenant hereby waives the provisions of Section 227 of the Real Property Law and agrees that the provisions of this article shall govern and control in lieu thereof.

Eminent Domain:

      10. If the whole or any part of the demised premises shall be acquired or condemned by Eminent Domain for any public or quasi public use or purpose, then and in the event, the term of this lease shall cease and terminate from the date of title vesting in such proceeding and Tenant shall have no claim for the value of any unexpired term of said lease and assigns to Owner, Tenant's entire interest in any such award.

Assignment, Mortgage, Etc.:

      11. Tenant, for itself, its heirs, distributees, executors, administrators, legal representatives, successors and assigns, expressly covenants that it shall not assign, mortgage or encumber this agreement, nor underlet, or suffer or permit the demised premises or any part thereof to be used by others, without the prior written consent of Owner in each instance. Transfer of the majority of the stock of a corporate Tenant shall be deemed as assignment. If this lease be assigned, or if the demised premises or any part thereof be underlet or occupied by anybody other than Tenant, Owner may, after default by Tenant, collect rent from the assignee, under-tenant or occupant, and apply the net amount collected to the rent herein reserved, but no such assignment, underletting, occupancy or collection shall be deemed a waiver of this covenant, or the acceptance of the assignee, under-tenant or occupant as tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. The consent by Owner to an assignment or underletting shall not in any wise be construed to relieve Tenant from obtaining the express consent in writing of Owner to any further assignment or underletting.

Electric Current:

      12. Rates and conditions in respect to submetering or rent inclusion, as the case may be, to be added in RIDER* attached hereto. Tenant covenants and agrees that at all times its use of electric current shall not exceed the capacity of existing feeders to the building or the risers or wiring installations and Tenant may not use any electrical equipment which, in Owner's opinion, reasonably exercised, will overload such installations or interfere with the use thereof by other tenants of the building. The change at any time of the character of electric service shall in no way make Owner liable or responsible to Tenant, for any loss, damages or expenses which Tenant may sustain.

Access to Premises:

      13. Owner or Owner's agents shall have the right (but shall not be obligated) to enter the demised premises in any emergency at any time and at other reasonable times, to examine the same and to make such repairs, replacements and improvements as Owner may deem necessary and reasonably desirable to the demised premises or to any other portion of the building or which Owner may elect to perform. Tenant shall permit Owner to use and maintain and replace pipes and conduits in and through the demised premises and to erect new pipes and conduits therein provided they are concealed within the walls, floor, or ceiling. Owner may, during the progress of any work in the demised premises, take all necessary materials and equipment into said premises without the same constituting an eviction nor shall the Tenant be entitled to any abatement of rent while such work is in progress nor to any damages by reason of loss or interruption of business or other wise. Throughout the term hereof Owner shall have the right to enter the demised premises at reasonable hours for the purpose of showing the

----------
* Rider to be added if necessary
same to prospective purchasers or mortgagees of the building, and during the last six months of the term for the purpose of showing the same to prospective tenants. If Tenant is not present to open and permit an entry into the premises, Owner or Owner's agents may enter the same whenever such entry may be necessary or permissible by master key or forcibly and provided reasonable care is exercised to safeguard Tenant's property, such entry shall not render Owner or its agents liable therefor, nor in any event shall the obligations of Tenant hereunder be affected. If during the last month of the term Tenant shall have removed all or substantially all of Tenant's property therefrom. Owner may immediately enter, alter, renovate or redecorate the demised premises without limitation or abatement of rent, or incurring liability to Tenant for any compensation and such act shall have no effect on this lease or Tenant's obligations hereunder.

Vault, Vault Space, Area:

      14. No Vaults, vault space or area, whether or not enclosed or covered, not within the property line of the building is leased hereunder, anything contained in or indicated on any sketch, blue print or plan, or anything contained elsewhere in this lease to the contrary notwithstanding. Owner makes no representation as to the location of the property line of the building. All vaults and vault space and all such areas not within the property line of the building, which Tenant may be permitted to use and/or occupy, is to be used and/or occupied under a revocable license, and if any such license be revoked, or if the amount of such space or area be diminished or required by any federal, state or municipal authority or public utility, Owner shall not be subject to any liability nor shall Tenant be entitled to any compensation or diminution or abatement of rent, nor shall such revocation, diminution or requisition be deemed constructive or actual eviction. Any tax, fee or charge of municipal authorities for such vault or area shall be paid by Tenant.

Occupancy:

      15. Tenant will not at any time use or occupy the demised premises in violation of the certificate of occupancy issued for the building of which the demised premises are a part. Tenant has inspected the premises and accepts them as is, subject to the riders annexed hereto with respect to Owner's work, if any. In any event, Owner makes no representation as to the condition of the premises and Tenant agrees to accept the same subject to violations, whether or not of record.

Bankruptcy:

      16. (a) Anything elsewhere in this lease to the contrary notwithstanding, this lease may be cancelled by Owner by the sending of a written notice to Tenant within a reasonable time after the happening of any one or more of the following events: (1) the commencement of a case in bankruptcy or under the laws of any state naming Tenant as the debtor; or (2) the making by Tenant of an assignment or any other arrangement for the benefit of creditors under any state statute. Neither Tenant nor any person claiming through or under Tenant, or by reason of any statute or order of court, shall thereafter be entitled to possession of the premises demised but shall forthwith quit and surrender the premises. If this lease shall be assigned in accordance with its terms, the provisions of this Article 16 shall be applicable only to the party then owning Tenant's interest in this lease.

(b) it is stipulated and agreed that in the event of the termination of this lease pursuant to (a) hereof, Owner shall forthwith, notwithstanding any other provisions of this lease to the contrary, be entitled to recover from Tenant as and for liquidated damages an amount equal to the difference between the rent reserved hereunder for the unexpired portion of the term demised and the fair and reasonable rental value of the demised premises for the same period. In the computation of such damages the difference between any installment of rent becoming due hereunder after the date of termination and the fair and reasonable rental value of the demised premises for the period for which such installment was payable shall be discounted to the date of termination at the rate of four percent (4%) per annum. If such premises or any part thereof be re-let by the Owner for the unexpired term of said lease,or any part thereof, before presentation of proof of such liquidated damages to any court, commission or tribunal, the amount of rent reserved upon such reletting shall be deemed to be the fair and reasonable rental value for the part or the whole of the premises so re-let during the term of the reletting. Nothing herein contained shall limit or prejudice the right of the Owner to prove for and obtain as liquidated damages by reason of such termination, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved, whether or not such amount be greater, equal to, or less than the amount of the difference referred to above.

Default:

      17. (1) If Tenant defaults in fulfilling any of the covenants of this lease other than the covenants for the payment of rent or additional rent; or if the demised premises becomes vacant or deserted; or if any execution or attachment shall be issued against Tenant or any of Tenant's property whereupon the demised premises shall be taken or occupied by someone other than Tenant; or if this lease be rejected under ss. 235 of Title 11 of the U.S. Code (bankruptcy code); or if Tenant shall fail to move into or take possession of the premises within fifteen (15) days after the commencement of the term of this lease, then, in any one or more of such events, upon Owner serving a written five (5) days notice upon Tenant specifying the nature of said default and upon the expiration of said five (5) days, if Tenant shall have failed to comply with or remedy such default, or if the said default or omission complained of shall be of a nature that the same cannot be completed, cured or remedied within the said five (5) day period, and if Tenant shall not have diligently commenced curing such default within such five (5) day period, and shall not thereafter with reasonable diligence and in good faith, proceed to remedy or cure such default, then Owner may serve a written three (3) days' notice of cancellation of this lease upon Tenant, and upon the expiration of said three (3) days this lease and the term thereunder shall end and expire as fully and completely as if the expiration of such three (3) day period were the day herein definitely fixed for the end and expiration of this lease and the term thereof and Tenant shall then quit and surrender the demised premises to Owner but Tenant shall remain liable as hereinafter provided.

      2. If the notice provided for in (1) hereof shall have been given, and the term shall expire as aforesaid; or if Tenant shall make default in the payment of the rent reserved herein or any item of additional rent herein mentioned or any part of either or in making any other payment herein required; then and in any of such events Owner may without notice, re-enter the demised premises either by force or otherwise, and disposess Tenant by summary proceedings or otherwise, and the legal representative of Tenant or other occupant of demised premises and remove their effects and hold the premises as if this lease had not been made, and Tenant hereby waives the service of notice of intention to re-enter or to institute legal proceedings to that end. If Tenant shall make default hereunder prior to the date fixed as the commencement of any renewal or extension of this lease, Owner may cancel and terminate such renewal or extension agreement by written notice.

Remedies of Owner and Waiver of Redemption:

      18. In case of any such default, re-entry, expiration and/or dispossess by summary proceedings or otherwise, (a) the rent shall become due thereupon and be paid up to the time of such re-entry, dispossess and/or expiration, (b) Owner may re-let the premises or any part or parts thereof, either in the name of Owner or otherwise, for a term or terms, which may at Owners's option be less than or exceed the period which would otherwise have constituted the balance of the term of this lease and may grant concessions or free rent or charge a higher rental than that in this lease, and/or (c) Tenant or the legal representatives of Tenant shall also pay Owner as liquidated damages for the failure of Tenant to observe and perform said Tenant's covenants herein contained, any deficiency between the rent hereby reserved and/or convenanted to be paid and the net amount, if any, of the rents collected on account of the lease or leases of the demised premises for each month of the period which would otherwise have constituted the balance of the term of this lease. The failure of Owner to re-let the premises or any part or parts thereof shall not release or affect Tenant's liability for damages. In computing such liquidated damages there shall be added to the said deficiency such expenses as Owner may incur in connection with re-letting, such as legal expenses, attorneys' fees, brokerage, advertising and for keeping the demised premises in good order or for preparing the same for re-letting. Any such liquidated damages shall be paid in monthly installments by Tenant on the rent day specified in this lease and any suit brought to collect the amount of the deficiency for any month shall not prejudice in any way the rights of Owner to collect the deficiency for any month shall not prejudice in any way the rights of Owner to collect the deficiency of any subsequent month by a similar proceeding. Owner, in putting the demised premises in good order or preparing the same for re-rental may, at Owner's option, make such alterations, repairs, replacements, and/or decorations in the demised premises as Owner, in Owner's sole judgment, considers advisable and necessary for the purpose of re-letting the demised premises, and the making of such alterations, repairs, replacements, and/or decorations shall not operate or be construed to release Tenant from liability hereunder as aforesaid. Owner shall in no event be liable in any way whatsoever for failure to re-let the demised premises, or in the event that the demised premises are re-let, for failure to collect the rent thereof under such re-letting, and in no event shall Tenant be entitled to receive any excess, if any, of such net rents collected over the sums payable by Tenant to Owner hereunder. In the event of a breach or threatened breach by Tenant of any of the covenants or provisions hereof, Owner shall have the right of injunction and the right to invoke any remedy allowed at law or in equity as if re-entry, summary proceedings and other remedies were not herein provided for. Mention in this lease of any particular remedy, shall not preclude Owner from any other remedy, in law or in equity. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of Tenant being evicted or dispossessed for any cause, or in the event of Owner obtaining possession of demised premises, by reason of the violation by Tenant of any of the covenants and conditions of this lease, or otherwise.

Fees and Expenses:

      19. If Tenant shall default in the observance or performance of any term or covenant on Tenant's part to be observed or performed under or by virtue of any of the terms or provisions in any article of this lease, then, unless otherwise provided elsewhere in this lease, Owner may immediately or at any time thereafter and without notice perform the obligation of Tenant thereunder. If Owner, in connection with the foregoing or in connection with any default by Tenant in the covenant to pay rent hereunder, makes any expenditures or incurs any obligations for the payment of money, including but not limited to attorney's fees, in instituting, prosecuting or defending any action or proceeding, then Tenant will reimburse Owner for such sums so paid or obligations incurred with interest and costs. The foregoing expenses incurred by reason of Tenant's default shall be deemed to be additional rent hereunder and shall be paid by Tenant to Owner within five (5) days of rendition of any bill or statement to Tenant therefor. If Tenant's lease term shall have expired at the time of making of such expenditures or incurring of such obligations, such sums shall be recoverable by Owner as damages.

Building Alterations and Management:

      20. Owner shall have the right at any time without the same constituting an eviction and without incurring liability to Tenant therefor to change the arrangement and/or location of public entrances, passageways, doors, doorways, corridors, elevators, stairs, toilets or other public parts of the building and to change the name, number or designation by which the building may be known. There shall be no allowance to Tenant for diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner or other Tenants making any repairs in the building or any such alterations, additions and improvements. Furthermore, Tenant shall not have any claim against Owner by reason of Owner's imposition of such controls of the manner of access to the building by Tenant's social or business visitors as the Owner may deem necessary for the security of the building and its occupants.

No Representations by Owner:

      21. Neither Owner nor Owner's agents have made any representations or promises with respect to the physical condition of the building, the land upon which it is erected or the demised premises, the rents, leases, expense of operation or any other matter or thing affecting or related to the premises except as herein expressly set forth and no rights, easements or licenses are acquired by Tenant by implication or otherwise except as expressly set forth in the provisions of this lease. Tenant has inspected the building and the demised premises and is thoroughly acquainted with their condition and agrees to take the same "as is" and acknowledges that the taking of possession of the demised premises by Tenant shall be conclusive evidence that the said premises and the building of which the same form a part were in good and satisfactory condition at the time such possession was to taken, except as to latent defects. All understandings and agreements heretofore made between the parties hereto are merged in this contract, which alone fully and completely expresses the agreement between Owner and Tenant and any executory agreement hereafter made shall be ineffective to change, modify, discharge or effect an abandonment of it in which or in part, unless such executory agreement is in writing and signed by the party against whom enforcement of the change, modification, discharge or abandonment is ought.

End of Term:

      22. Upon the expiration or other termination of the term of this lease, Tenant shall quit and surrender to Owner the demised premises, broom clean, in good order and condition, ordinary wear and damages which Tenant is not required to repair and as provided elsewhere in this lease excepted, and Tenant shall remove all its property. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of this lease. If the last day of the term of this lease or any renewal thereof, falls on Sunday, this lease shall expire at noon on the preceding Saturday unless it be a legal holiday in which case it shall expire at noon on the preceding business day.

Quiet Enjoyment:

      23. Owner covenants and agrees with Tenant that upon Tenant paying the rent and additional rent and observing and performing all the terms, covenants and conditions, on Tenant's part to be observed and performed, Tenant may peaceably and quietly enjoy the premises hereby demised, subject, nevertheless, to the terms and conditions of this lease including, but not limited to, Article 31 hereof and to the ground leases, underlying leases and mortgages hereinbefore mentioned.

Failure to Give Possession:

      24. If Owner is unable to give possession of the demised premises on the date of the commencement of the term hereof, because of the holding-over or retention of possession of any tenant, undertenant or occupants or if the demised premises are located in a building being constructed, because such building has not been sufficiently completed to make the premises ready for occupancy or because of the fact that a certificate of occupancy has not been procured or for any other reason, Owner shall not be subject to any liability for failure to give possession on said date and the validity of the lease shall not be impaired under such circumstances, nor shall the same be construed in any wise to extend the term of this lease, but the rent payable hereunder shall be abated (provided Tenant is not responsible for Owner's inability to obtain possession) until the Owner shall have given Tenant written notice that the premises are substantially ready for Tenant's occupancy. If permission is given to Tenant to enter into the possession of the demised premises or to occupy premises other than the demised premises prior to the date specified as the commencement of the term of this lease, Tenant covenants and agrees that such occupancy shall be deemed to be under all the terms, covenants, conditions and provisions of this lease, except as to the covenant to pay rent. The provisions of this article are intended to constitute "an express provision to the contrary" within the meaning of Section 223-a of the New York Real Property Law.

No Waiver:

      25. The failure of Owner to seek redress for violation of, or to insist upon the strict performance of any covenant or condition of this lease or of any of the Rules or Regulations, set forth or hereafter adopted by Owner, shall not prevent a subsequent act which would have originally constituted a violation from having all the force and effect of an original violation. The receipt by Owner of rent with knowledge of the breach of any covenant of this lease shall not be deemed a waiver of such breach and no provision of this lease shall be deemed to have been waived by Owner unless such waiver be in writing signed by Owner. No payment by Tenant or receipt by Owner of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earlier stipulated rent, nor shall any endorsement or statement of any check or any letter accompanying any check or payment as rent be deemed as accord and satisfaction, and Owner may accept such check or payment without prejudice to Owner's right to recover the balance of such rent or pursue any other remedy in this lease provided. No act or thing done by Owner or Owner's agents during the term hereby demised shall be deemed as acceptance of a surrender of said premises, and no agreement to accept such surrender shall be valid unless in writing signed by Owner. No employee of Owner or Owner's agent shall have any power to accept the keys of said premises prior to the termination of the lease and the delivery of keys to any such agent or employee shall not operate as a termination of the lease or a surrender of the premises.

Waiver of Trial by Jury:

      26. It is mutually agreed by and between Owner and Tenant that the respective parties hereto shall and they hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other (except for personal injury or property damage) on any matters whatsoever arising out of or in any way connected with this lease, the relationship of Owner and Tenant, Tenant's use of or occupancy of said premises, and any emergency statutory or any other statutory remedy. It is further mutually agreed that in the event Owner commences any summary proceeding for possession of the premises, Tenant will not interpose any counterclaim of whatever nature or description in any such proceeding including a counterclaim under Article 4.

Inability to Perform:

      27. This Lease and the obligation of Tenant is pay rent hereunder and perform all of the other covenants and agreements hereunder on part of Tenant to be performed shall in no wise be affected, impaired or excused because Owner is unable to fulfill any of its obligations under this lease or to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make, or is delayed in making any repair, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment or fixtures if Owner is prevented or delayed from so doing by reason of strike or labor troubles or any cause whatsoever including, but not limited to, government preemption in connection with a National Emergency or by reason of any rule, order or regulation of any department or subdivision thereof of any government agency or by reason of the conditions of supply and demand which have been or are affected by war or other emergency.

Bills and Notices:

      28. Except as otherwise in this lease provided, a bill, statement, notice or communication which Owner may desire or be required to give to Tenant, shall be deemed sufficiently given or rendered if, in writing, delivered to Tenant personally or sent by registered or certified mail addressed to Tenant at the building of which the demised premises form a part or at the last known residence address or business address of Tenant or left at any of the aforesaid premises addressed to Tenant, and the time of the rendition of such bill or statement and of the giving of such notice or communication shall be deemed to be the time when the same is delivered to Tenant, mailed, or left at the premises as herein provided. Any notice by Tenant to Owner must be served by registered or certified mail addressed to Owner at the address first hereinabove given or at such other address as Owner shall designate by written notice.

Services Provided by Owners

      29. As long as Tenant is not in default under any of the covenants of this lease, Owners shall provide: (a) necessary elevator facilities on business days from 8 a.m. to 6 p.m. and on Saturdays from 8 a.m. to 1 p.m. and have one elevator subject to call at all other times; (b) heat to the demised premises when and as required by law, on business days from 8 a.m. to 6 p.m., and on Saturdays from 8 a.m. to 1 p.m.; (c) water for ordinary lavatory purposes, but if Tenant uses or consumes water for any other purposes or in unusual quantities (of which fact Owner shall be the sole judge), Owner may install a water meter at Tenant's expense which Tenant shall thereafter maintain at Tenant's expense in good working order and repair to register such water consumption and Tenant shall pay for water consumed as shown on said meter as additional rent as and when bills are rendered; (d) cleaning service for the demised premises on business days at Owner's expense provided that the same are kept in order by Tenant. If, however, said premises are to be kept clean by Tenant, it shall be done at Tenant's sole expense, in a manner satisfactory to Owner and no one other than persons approved by Owner shall be permitted to enter said premises or the building of which they are a part for such purpose. Tenant shall pay Owner the cost of removal of any of Tenant's refuse and rubbish from the building; (e) if the demised premises is serviced by Owner's air conditioning/cooling and ventilating system, air conditioning/cooling will be furnished to Tenant from May 15th through September 30th on business days (Mondays through Fridays, holidays excepted) from 8:00 a.m. to 6:00 p.m., and ventilation will be furnished on business days during the aforesaid hours except when air conditioning/cooling is being furnished as aforesaid. If Tenant requires air conditioning/cooling or ventilation for more extended hours or on Saturdays, Sundays, or on holidays, as defined under Owner's contract with Operating Engineers Local 94-94A, Owner will furnish the same at Tenant's expense. RIDER to be added in respect to rates and conditions for such additional service*; (f) Owner reserves the right to stop services of the heating, elevators, plumbing, air-conditioning, power systems or cleaning or other services, if any, when necessary by reason of accident or for repairs, alterations, replacements or improvements necessary or desirable in the judgment of Owner for as long as may be reasonably required by reason thereof. If the building of which the demised premises are a part supplies manually-operated elevator service, Owner at any time may substitute automatic-control elevator services and upon ten days' written notice to Tenant, proceed with alterations necessary therefor without in any wise affecting this lease or the obligation of Tenant hereunder. The same shall be done with a minimum of inconvenience to Tenant and Owner shall pursue the alteration with due diligence.

Captions:

      30. The Captions are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope of this lease nor the intent of any provisions thereof.

Definitions:

      31. The term "office," or "offices," wherever used in this lease, shall not be construed to mean premises used as a store or stores, for the sale or display, at any time, of goods, wares or merchandise, of any kind, or as a restaurant, shop, booth, bootblack or other stand, barber shop, or for other similar purposes or for manufacturing. The term "Owner" means a landlord or lessor, and as used in this lease means only the owner, or the mortgagee in possession, for the time being of the land and building (or the owner of a lease of the building or of the land and building) of which the demised premises form a part, so that in the event of any sale or sales of said land and building or of said lease, or in the event of a lease of said building, or of the land and building, the said Owner shall be and hereby is entirely freed and relieved of all covenants and obligations of Owner hereunder, and it shall be deemed and construed without further agreement, between the parties or their successors in interest, or between the parties and the purchaser, at any such sale, or the said lessee of the building or of the land and building, that the purchaser or the lessee of the building has assumed and agreed to carry out any and all covenants and obligations of Owner, hereunder. The words "re-enter" and "re-entry" as used in this lease are not restricted to their technical legal meaning. The term "business days" as used in this lease shall exclude Saturdays (except such portion thereof as is covered by specific hours in Article 29 hereof), Sundays and all days observed by the State or Federal Government as legal holidays and those designated as holidays by the applicable building service union employees service contract or by the applicable Operating Engineers contract with respect to HVAC service.

----------
* Rider to be added if necessary

Adjacent Excavation--Blasting:

      32. If an excavation shall be made upon land adjacent to the demised premises, or shall be authorized to be made, Tenant shall afford to the person causing or authorized to cause such excavation, license to enter upon the demised premises for the purpose of doing such work as said person shall deem necessary to preserve the wall or the building of which demised premises form a part from injury or damage and to support the same by proper foundations without any claim for damages or indemnity against Owner, or diminution or abatement of rent.

Rules and Regulations:

      33. Tenant and Tenant's servants, employees, agents, visitors, and licensees shall observe faithfully, and comply strictly with, the Rules and Regulations and such other and further reasonable Rules and Regulations as Owner or Owner's agents may from time to time adopt. Notice of any additional rules or regulations shall be given in such manner as Owner may elect. In case Tenant disputes the reasonableness of any additional Rule or Regulation hereafter made or adopted by Owner or Owner's agents, the parties hereto agree to submit the question of the reasonableness of such Rule or Regulation for decision to the New York office of the American Arbitration Association, whose determination shall be final and conclusive upon the parties hereto. The right to dispute the reasonableness of any additional Rule or Regulation upon Tenant's part shall be deemed waived unless the same shall be asserted by service of a notice, in writing upon Owner within ten (10) days after the giving of notice thereof. Nothing in this lease contained shall be construed to impose upon Owner any duty or obligation to enforce the Rules and Regulations or terms, covenants or conditions in any other lease, as against any other tenant and Owner shall not be liable to Tenant for violations of the same by any other tenant, its servants, employees, agents, visitors or licensees.

Security:

      34. Tenant has deposited with Owner the sum of $14,916.00* as security for the faithful performance and observance by Tenant of the terms, provisions and conditions of this lease; it is agreed that in the event Tenant defaults in respect of any of the terms, provisions and conditions of this lease, including, but not limited to, the payment of rent and additional rent, Owner may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any rent and additional rent or any other sum as to which Tenant is in default or for any sum which Owner may expend or may be required to expand by reason of Tenant's default in respect of any of the terms, covenants and conditions of this lease, including but not limited to, any damages or deficiency in the re-letting of the premises, whether such damages or deficiency occurred before or after summary proceedings or after re-entry by Owner. In the event that Tenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this lease, the security shall be returned to Tenant after the date fixed as the end of the Lease and after delivery of entire possession of the demised premises to Owner. In the event of a sale of the land and building or leasing of the building, of which the demised premises form a part, Owner shall have the right to transfer the security to the vendor or lessee and Owner shall thereupon be released by Tenant from all liability for the return of such security; and Tenant agrees to look to the new Owner solely for the return of said security, and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the security to a new Owner. Tenant further covenants that it will not assign or encumber or attempt to assign or encumber the monies deposited herein as security and that neither Owner nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.

Estoppel Certificate

      35. Tenant, at any time, and from time to time, upon at least 10 days' prior notice by Owner, shall execute, acknowledge and deliver to Owner, and/or to any other person, firm or corporation specified by Owner, a statement certifying that this Lease is unmodified and in full force and effect (or, if there have been modifications, that the same is in full force and effect as modified and stating the modifications), stating the dates to which the rent and additional rent have been paid, and stating whether or not there exists any default by Owner under this Lease, and, if so, specifying each such default.

Executors and Assigns

      36. The covenants, conditions and agreements contained in this lease shall bind and insure to the benefit of Owner and Tenant and their respective heirs, distributors, executors, administrators, successors, and except as otherwise provided in this lease, their assigns.

----------
* Space to be filled in or deleted.

See Rider and Exhibit A attached hereto and made a part hereof.

In Witness Whereof, Owner and Tenant have respectively signed and sealed this lease as of the day and year first above written.


                        Landlord:
                        509 MADISON AVENUE ASSOCIATES
                        By: Kensico Management, Inc.
                            Managing General Partner
Witness for Owner:
                        By: /s/ Alan Zimmerman
---------------------       -------------------------------------------
                            Name:


                        Tenant:
                        DISCOVERY LABORATORIES, INC.
Witness for Tenant:
                        By: /s/ James S. Kuo, M.D.
---------------------       -------------------------------------------
                                James S. Kuo, M.D., President and Chief
                                Executive Officer


                                 ACKNOWLEDGMENTS

CORPORATE OWNER
STATE OF NEW YORK, ss.:
County of

      On this    day of    , 19   , before me personally came
to me known, who being by me duly sworn, did depose and say that he resides

in                                                                             ;
that he is the                of
the corporation described in and which executed the foregoing instrument, as OWNER; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.

INDIVIDUAL OWNER
STATE OF NEW YORK, ss.:
County of

      On this    day of          , 19  , before me personally came             ,
to me known and known to me to be the individual
described in and who, as OWNER, executed the foregoing instrument and
acknowledged to me that                    he executed the same.


CORPORATE TENANT
STATE OF NEW YORK, ss.:
County of

      On this    day of          , 19  , before me personally came             ,
to me known, who being by me duly sworn, did depose and say that he resides

in                                                                             ;
that he is the                of
the corporation described in and which executed the foregoing instrument, as TENANT; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.

INDIVIDUAL TENANT
STATE OF NEW YORK, ss.:
County of

      On this    day of          , 19  , before me personally came             ,
to me known and known to me to be the individual
described in and who, as TENANT, executed the foregoing instrument and
acknowledged to me that                    he executed the same.

      RIDER ANNEXED TO AND FORMING A PART OF LEASE DATED AS OF THE 29 DAY OF MAY, 1997, BETWEEN 509 MADISON AVENUE ASSOCIATES, AS LANDLORD, AND DISCOVERY LABORATORIES, INC., AS TENANT, AFFECTING SPACE ON THE FOURTEENTH
      (14TH) FLOOR AT 509 MADISON AVENUE, NEW YORK. NEW YORK
      ------------------------------------------------------------

      37. Base Rent, The annual base rent, payable in equal monthly installments, shall be as follows: Eighty Nine Thousand Four Hundred Ninety Six and 00/100 ($89,496.00) Dollars for the period commencing on the Rent Commencement Date (as hereinafter defined) and ending twelve (12) months following the Rent Commencement Date; Ninety One Thousand Nine Hundred Thirty Six and 80/100 ($91,936.80) Dollars for the period commencing thirteen (13) months following the Rent Commencement Date and ending twenty four (24) months following the Rent Commencement Date; and Ninety Four Thousand Four Hundred Fifty and 82/100 ($94,450.82) Dollars for the period commencing twenty five (25) months following the Rent Commencement Date and ending thirty six (36) months following the Rent Commencement Date (herein sometimes called "Base Rent").

      38. Rent Commencement Date. Tenant's obligation to pay Base Rent shall commence on June 15, 1997 (the "Rent Commencement Date")

      The initial installment of Base Rent paid upon the execution hereof shall be applied as in this Article provided. If the Rent Commencement Date is not the first day of a calendar month, the next monthly installment of Base Rent due hereunder shall be prorated to the end of the calendar month next following the month in which said Rent Commencement Date occurred, so that subsequent monthly installments of Base Rent will be due on the first days of calendar months throughout the term of this lease, except that the last monthly installment will be similarly prorated.

      Within ten (10) days of request by either party after the Rent Commencement Date has been determined, Landlord and Tenant shall mutually execute and deliver a supplemental agreement confirming and setting forth the Rent Commencement Date.

      39. Condition of Demised Premises. Tenant acknowledges and represents to Landlord that it has thoroughly inspected and examined, or caused to be thoroughly inspected and examined, the demised premises and that it is fully familiar with the physical condition and state of repair thereof, and Tenant does hereby agree to accept same in its existing condition and state of repair, subject to any and all defects therein, latent or otherwise, "AS IS", and Landlord shall have no obligation to do any work or make any installation, repair or alteration of any kind to or in respect thereof, other than as expressly set forth in this lease.

      40. Maintenance of Demised Premises. Unless expressly provided in this lease to the contrary, Landlord shall not be responsible for the upkeep or maintenance of the demised premises or any installation therein. In no event shall Landlord be responsible for any installation made by Tenant.

      Should Landlord hereafter agree, in writing or otherwise, at the request of Tenant or otherwise, to do any work in or in respect of the demised premises, the same shall be paid for by Tenant not later than ten (10) days after being billed therefor, at a rate and sum equal to the cost to Landlord of any such work plus 15% of such cost. Any sum or charge (except Base Rent) required to be paid by Tenant under this or any Article of this lease is and shall be deemed to be additional rent under this lease, and, if same is not paid as in this lease provided

Landlord shall have the same rights, remedies and privileges in respect of such non-payment as if Base Rent were not paid.

      41. Assignment-Sublet. Article 11 hereof is hereby amended to add the following:

      "Provided this lease is then in full force and effect and Tenant is not in default thereunder:

      "If Tenant desires to assign or sublet all or any portion of the demised premises, Tenant shall promptly notify Landlord and its leasing or managing agent for the Building of its desire to assign this lease or sublet the demised premises. Upon obtaining a proposed assignee or sublessee upon terms satisfactory to Tenant, Tenant shall submit to Landlord in writing (a) the name of the proposed assignee or subtenant; (b) the terms and conditions of the proposed assignment or subletting; and (c) the nature and character of the business of the proposed assignee or subtenant and any other information reasonably requested by Landlord.

      "Landlord shall have the following options which may be exercised within sixty (60) days from any notice or submission by Tenant to Landlord pursuant to the last sentence of the preceding paragraph.

      (a) If Tenant desires to sublet all or substantially all of the demised premises or to assign this lease, then within sixty (60) days after receipt of the aforesaid notice Landlord may notify Tenant that Landlord elects (i) to cancel this lease, in which event such cancellation shall become effective on the date proposed by Tenant for such subletting or assignment and this lease shall thereupon terminate on said date with the same force and effect as if said date were the expiration date of this lease, or (ii) require Tenant to assign this lease to Landlord effective on the date proposed by Tenant for such subletting or assignment.

      (b) If Tenant desires to sublet less than all of the demised premises, then within sixty (60) days after receipt of the aforesaid notice Landlord may notify Tenant that Landlord elects (i) to cancel this lease only as to the portion of the demised premises Tenant proposes to sublet, to take effect as of the proposed effective date of such subletting or (ii) to require Tenant to sublease to Landlord as subtenant of Tenant, the portion of the demised premises that Tenant proposes to sublet for the term, and from the commencement date of the proposed subletting. The annual rent and additional rent which Landlord shall pay to Tenant pursuant to such sublease to Landlord shall be a pro rata apportionment of the annual and additional rent payable hereunder and it is hereby expressly agreed that such sublease to Landlord shall be upon all the covenants, agreements, terms, provisions and conditions contained in this lease except for such thereof which are inapplicable and such sublease shall give Landlord the unqualified and unrestricted right without Tenant's permission to assign such sublease or any interest therein and/or to sublet the space covered by such sublease or any part or parts of such space and to make or cause to have made or permit to be made any and all changes, alterations, decorations, additions, and improvements in the space covered by such sublease, and that such may be removed, in whole or part, at Landlord's option, prior to or upon the expiration or other termination of such sublease provided that any damage or injury caused by such removal shall be repaired. Such sublease to Landlord shall also provide that the parties to such sublease expressly negate any intention that any estate created under such sublease be merged with any other estate held by either of said parties.

      "In the event of the exercise of said option under subparagraph (b) of this Article, the Base Rent and all other charges payable hereunder shall be apportioned on a pro rata basis. In the event that Landlord fails to exercise its options under subparagraphs (a) or (b) of this Article within said sixty
(60) day period, Landlord will not unreasonably withhold its consent to the proposed assignment or subletting which was under consideration during such sixty (60) day period, except that Landlord shall not be required to consent to and no assignment or subletting shall be proposed by Tenant with any person, firm or entity that shall, at the time of such proposal, or within six (6) months prior thereto, be or have been a tenant, subtenant or occupant of space at the Building or be or have been negotiating with Landlord or its agent to become a tenant, subtenant or occupant of space thereat, nor that shall be in a business not in keeping with the standards and character of the Building, nor that in the reasonable judgment of Landlord is not financially responsible, nor that shall be a government or governmental agency, department or affiliate thereof, nor that shall in any way be dependent upon government or donation financing for support.

      "As further conditions precedent to granting consent to any proposed assignment or subletting, Landlord may require that: Tenant first agree, in a written agreement satisfactory to Landlord's counsel (which agreement shall be secured by a collateral assignment of any such sublease, if applicable and/or such other security as Landlord may require) to pay monthly to Landlord, as additional rent hereunder, an amount equal to all rent and/or other consideration payable by any such assignee or sublessee to Tenant to the extent that such rent and/or other consideration exceeds, on a pro rata basis, a sum, amount or rate in excess of the Base Rent (and additional rent) at the time payable hereunder by Tenant per square rentable foot so affected by any such assignment or sublease; and the proposed assignment or sublease and the documentation therefor shall be otherwise reasonably acceptable to Landlord. (In calculating additional rent that may be due Landlord under the preceding sentence, (i) Tenant shall be credited with actual reasonable costs paid by it in connection with culminating such assignment or subletting, averaged over the remaining term in respect of such assignment or subletting, and (ii) rent or consideration payable by any assignee or sublessee to Tenant shall include, without limitation, sums payable to Tenant for the sale or rental of Tenant's fixtures, leasehold improvements, equipment, furniture or other personal property, less, in the case of the sale thereof, the then fair market value thereof.) In connection with any such proposed assignment or subletting, Tenant and such proposed assignee or sublessee shall also provide Landlord with such other information as it may reasonably request, including (but not limited to) a certification in affidavit form of all rental and other consideration proposed to be paid in connection with the proposed assignment or subletting. If Tenant shall at any time claim that Landlord unreasonably withheld its consent to a proposed assignment or subletting, that question shall be submitted to arbitration and if Tenant prevails Landlord's sole obligation or liability shall be to so consent thereto. Any and all costs related to separating the demised premises to accommodate a subletting or a partial termination of this lease resulting from Tenant's seeking to enter into a partial subletting, including all construction costs related to modifying the demised premises, shall be borne and paid for solely by Tenant. If Tenant is a corporation, a sale, transfer, pledge or encumbrance of a majority of the stock of Tenant or, if Tenant is a partnership, any sale, assignment, transfer, pledge or other disposition of a controlling interest in such partnership, shall, subject to the provisions of this Article and Article 11 hereof; provided, however, that no sale, transfer, pledge or encumbrance of a majority of the Tenant's stock shall be deemed an assignment if in a merger or consolidation of the Tenant, the surviving corporation, partnership, buyer, assignee or transferee (the "Surviving Company") will have immediately thereafter a net worth equal to or greater than the net worth of the Tenant immediately prior to such consolidation, merger, sale, lease, assignment, transfer or other disposition and the Surviving Company shall have executed and delivered to the Landlord an agreement, in form and substance reasonably satisfactory to the Landlord, containing an assumption by the Surviving Company of the due and punctual performance and observance of each covenant and condition of the lease.

      "If Landlord shall grant its consent to the proposed assignment of this lease or subletting of the demised premises, such consent and the effectiveness of any such assignment or subletting shall nevertheless be conditioned upon Tenant complying with the following conditions:

      (a) An executed duplicate original in form satisfactory to Landlord for review by Landlord's counsel of such subleasing or assignment agreement shall be delivered to Landlord at least five (5) business days prior to the effective date thereof.

      (b) In the event of any assignment, Tenant will deliver to Landlord at least five (5) business days prior to the effective date thereof an assumption agreement wherein the assignee (except Landlord) agrees to assume all of the terms, covenants and conditions of this lease to be performed by Tenant hereunder and which provides that Tenant named herein and such assignee shall after the effective date of such assignment be jointly and severally liable for the performance of all of the terms, covenants and conditions of this lease.

      (c) Each sublease of the demised premises shall contain or shall be deemed to contain, whether or not specifically included therein, the following provisions:

           (i) 'In the event of a default under any underlying lease of all or any portion of the premises demised hereby which results in the termination of such lease, or if the lessor under any such underlying lease shall exercise any right to cancel or terminate such underlying lease, the subtenant hereunder shall, at the option of the lessor under any such lease, attorn to and recognize such lessor as Landlord hereunder and shall, promptly upon such lessor's request, execute and deliver all instruments necessary or appropriate to confirm such attornment and recognition. The subtenant hereunder hereby waives all rights under present or future law to elect, by reason of the termination of such underlying lease, to terminate such sublease or surrender possession of the premises demised hereby. If the lessor under such underlying lease does not exercise the aforesaid option, the term of this sublease shall terminate simultaneously with the term of the underlying lease and subtenant hereby agrees to vacate the premises subleased on or before the effective date of termination of the underlying lease.'

           (ii) 'This sublease may not be assigned or the sublet premises further sublet, in whole or in part, without the prior written consent of the lessor under any underlying lease of all or any portion of the premises demised hereby.'

      "If this lease is assigned and Landlord consents to such assignment, Tenant covenants and agrees that the terms, covenants and conditions of this lease may be changed, altered or modified in any manner whatsoever by Landlord and the assignee without the prior written consent of Tenant and that no such change, alteration or modification shall release Tenant from the performance by it of any of the terms, covenants and conditions on its part to be performed under this lease. Any such change, alteration or modification which would have the effect of increasing or enlarging Tenant's obligations or liabilities under this lease shall not, to the extent only of such increases or enlargement, be binding upon Tenant.

      "Tenant covenants that notwithstanding any subletting or assignment to Landlord or to any other subtenant or assignee and/or acceptance of rent or additional rent by Landlord from any subtenant or assignee, Tenant shall and will remain fully liable for the payment of the annual rent and additional rent due and to become due hereunder and for the performance of all the covenants, agreements, terms, provisions and conditions contained in this lease on the part of the Tenant to be performed.

      "The consent by Landlord to any assignment, subletting, or occupancy shall not in any wise be construed to relieve Tenant from obtaining the express consent, in writing, of Landlord to any further assignment, subletting, sub-subletting, or occupancy, which consent Landlord shall have the right to withhold for any reason whatsoever.

      "If Landlord shall decline to grant its consent to the proposed assignment of this lease or subletting of the demised premises, or if Landlord shall exercise any of its options under subparagraph (a) or (b) of this Article, or if Landlord shall grant its consent to the proposed assignment of this lease or subletting of the demised premises, Tenant shall indemnify and save Landlord harmless of, from and against any and all claims (and all expenses and fees, including attorneys' fees, related thereto) for commissions or compensation made by any broker or entity, arising out of or relating to the proposed assignment or subletting.

      "In any event, Tenant agrees not to advertise or in any manner to list the demised premises, or any part thereof, for rent or assignment or subletting without Landlord's prior written consent in each instance, which consent shall not be unreasonably withheld in the case of a proposed advertisement which does not identify the exact Building address. Any consent granted by Landlord pursuant hereto shall not, in any event, otherwise alter or modify the other provisions of this lease related to assignments or sublettings by Tenant."

      Except as specifically set forth in this Article, nothing in this Article is intended to modify the provisions of Article 11 of this lease.

      42. Rent Escalations.

      (A) For the purposes of this Article, the following quoted words, terms or phrases shall have the meaning in this subdivision (A) ascribed to them:

            (1) "Lease Year" shall mean the period of twelve (12) months or less commencing with the commencement date of the term of this lease and ending on the following December 31st, and each successive period of twelve (12) months thereafter during the term, and the final period of twelve (12) months or less commencing with January 1st immediately preceding the expiration of the term;

            (2) "Base Tax Year" shall mean the fiscal year ending June 30, 1998;

            (3) "Building" shall mean the building in which the demised premises are located and the land upon which such building is situated;

            (4) "Tenant's Percentage" shall mean 1.95%.

      (B) (1) In the event that the real estate taxes payable with respect to the Building for any fiscal tax year (July 1 through June 30), or any portion thereof, subsequent to the Base Tax Year (the "Tax Escalation Year") shall be greater than the amount of such taxes due and payable during the Base Tax Year, whether by reason of an increase in either the tax rate or the assessed valuation, or both, or by reason of the levy, assessment or imposition of any tax on real estate as such, ordinary or extraordinary, not now levied, assessed or imposed, or for any other reason, Tenant shall pay and does covenant to pay to Landlord, within ten (10) days of Landlord's rendering to Tenant a statement therefor, as additional rent for the Tax Escalation Year in which such date occurs, an amount equal to Tenant's Percentage of the increase in the amount of such tax or installment over the corresponding tax or installment for the Base Tax Year. Tenant shall also pay and does covenant to pay to Landlord, within ten
(10) days of Landlord's rendering to Tenant a statement therefor, as additional rent for the Tax Escalation Year in which such date occurs, an amount equal to Tenant's Percentage of any assessment or installment thereof for public betterments or improvements which may be levied upon or in respect of the Building. Landlord may take the benefit of the provisions of any statute or ordinance permitting any such assessment to be paid over a period of time and in such event Tenant shall be obligated to pay only Tenant's Percentage of the installments of any such assessments which shall become due and payable during the term of this lease. Upon request, Landlord shall furnish Tenant with a copy of the real estate tax bill for any Tax Escalation Year in which Tenant is hereunder required to pay additional rent. If at any time during the term of this lease the method(s) of taxation prevailing at the date of execution hereof shall be altered so that in lieu of or as an addition to or as a substitution for the whole or any part of the taxes, assessments, levies or impositions or charges now levied, assessed or imposed on real estate and the improvements thereon, there shall be levied, assessed or imposed an alternative, additional or new tax or fee, same shall be considered "real estate taxes" for the purposes hereof and if in excess of the real estate taxes due and payable during the Base Tax Year, Tenant shall pay Tenant's Percentage of such excess as herein provided. For the purposes of this subdivision (1), at Landlord's election, vault taxes or charges shall be considered real estate taxes.

            (2) Notwithstanding anything in this subdivision (B) to the contrary, it is understood and agreed that if Landlord shall receive a refund of any portion of real estate taxes in respect of which Tenant shall have paid additional rental under this subdivision (B), then and under such circumstances and if this lease shall then be in full force and effect without default on the part of Tenant, Tenant shall be entitled to a credit against future payments of additional rental under this subdivision (B) in an amount equal to Tenant's Percentage of such refund, after first deducting from such total refund all fees, costs and expenses incurred by Landlord in collecting same. If at the expiration of the term of this lease any credit to which Tenant might be entitled pursuant to the preceding sentence shall not have been used as a credit as in such sentence provided, then and under such circumstances and subsequent to Tenant properly vacating the demised premises as herein provided and so long as Tenant is not and has not been otherwise in default hereunder,

Tenant shall be entitled to a payment equal to the amount of any such remaining credit. If the taxes for the Base Tax Year shall be reduced by certiorari proceedings or otherwise, Landlord shall be entitled to recalculate the additional rent in respect of any fiscal tax year after the Base Tax Year that would have been payable by Tenant hereunder in accordance with (1) of this subdivision (B) had such reduction occurred or been known at or prior to the time additional rent for any such fiscal tax year was being originally calculated, and Tenant agrees to pay any additional rent resulting from such recalculation.

      (C) If the first or final Lease Year or a Tax Escalation Year shall contain less than twelve months, the additional rent payable under this Article for such Lease Years or a Tax Escalation Year shall be prorated (and in determining whether any additional rent is payable therefor, the Base Tax Year shall also be considered on a pro rata basis). Tenant's obligation hereunder to pay additional rent for any Lease Year or a Tax Escalation Year shall survive the expiration or termination of the term of this lease. In the event that the additional rent to be paid by Tenant under this Article for the final Lease Year has not then as yet been determined, Tenant covenants to pay to Landlord on the first day of the month next preceding the expiration of the term hereof, as additional rent and on account of the additional rent required to be paid pursuant to this Article for the final Lease Year, a sum equal to the additional rent paid or required to be paid by Tenant hereunder for the Lease Year next preceding the final Lease Year prorated to the extent that the final Lease Year is less than a full calendar year. Upon a determination being made by Landlord of the precise amount of additional rent required to be paid by Tenant pursuant to this Article for such final Lease Year, there shall be an adjustment of said additional rent for said Lease Year to the extent that Tenant shall be required to pay to Landlord promptly the sum by which said determination exceeds the prorated sum previously paid, or Landlord shall promptly refund to Tenant the sum by which said determination is less than the prorated sum previously paid. For the non-payment of any additional rent Landlord shall have the same remedies, rights and privileges that Landlord has for the non-payment of any Base Rent hereinbefore provided for. Receipt and acceptance by Landlord of any installment of Base Rent provided for under this lease or any of the additional rent that may be required to be paid by Tenant under this lease, shall not be or be deemed to be a waiver of any other additional rent or Base Rent then due and no delay in determining or billing the amount of any additional rent due pursuant to this Article shall be or be deemed to be a waiver of Landlord's rights thereto.

      (D) (l) Commencing with the second Lease Year, it is agreed that Landlord shall be entitled to charge, receive and collect from Tenant and Tenant agrees to pay to Landlord on the first day of each month during each such Lease Year and each Lease Year thereafter an amount equal to 1/12th of 110% of the additional rent hereunder required to be paid by Tenant to Landlord for the preceding Lease Year (such preceding Lease Year's additional rent to be annualized for the purposes hereof, if such Lease Year was a period of less than twelve (12) months), it being further understood and agreed that if the precise amount of additional rent required to be paid by Tenant for such Lease Year shall ultimately be determined to be in excess of such amount theretofore paid by Tenant hereunder, Tenant shall forthwith pay to Landlord the amount of such excess, and if such determination shall be that Tenant paid more than the precise amount of additional rent required to be paid by Tenant for such Lease Year, the amount of such excess shall be credited to future payments of additional rent required to be paid by Tenant hereunder.

            (2) Additionally, any time during any Lease Year that it becomes evident to Landlord that monthly payments under this subdivision (D) will be insufficient to satisfy Tenant's additional rental obligation under this Article for such Lease Year, Landlord, on notice to Tenant, may appropriately increase the monthly payments hereunder and Tenant agrees to pay same.

      (E) In no event shall anything contained in this Article be deemed or construed to reduce the Base Rent or additional rent provided to be paid under any of the other terms and provisions of this lease.

      43. Brokerage. Tenant represents, warrants and confirms to Landlord that Newmark & Company Real Estate, Inc. and Koll Real Estate Services Company (collectively, the "Brokers") are the sole and only brokers with whom it has dealt with respect to this lease or the demised premises. Tenant agrees to indemnify and save Landlord and the Brokers harmless of, from and against any and all claims (and all expenses and fees, including attorneys' fees, related thereto) for commissions or compensation made by any broker or entity (other than the Brokers), arising out of or relating to this lease, the demised premises, the Building and/or the acts of Tenant, its employees or agents. As, if and when this lease shall be mutually executed and delivered by Landlord and Tenant, Landlord agrees to pay the commission that may be due the Brokers in connection with this lease in accordance with separate agreements between Landlord and the Brokers.

      44. Maintenance of Air-Conditioning Equipment. Notwithstanding anything contained herein to the contrary, Landlord agrees, at its sole expense, to maintain and keep in good order, condition and repair all air-conditioning equipment currently placed within or serving the demised premises. Anything contained in Article 29 hereof to the contrary notwithstanding, Tenant agrees to keep and cause to be kept closed (during any periods when air-conditioning is in use) all windows in the demised premises and at all times to cooperate fully with Landlord and otherwise to abide by all reasonable regulations and requirements which Landlord may prescribe to permit the proper functioning and protection of the heating and air-conditioning systems (if any) of the Building.

      45. Electricity.

            (1) As long as Tenant is not in default in the payment of any rent or the performance or observance of any covenants or provisions of this lease on Tenant's part to be observed or performed, but subject in any event to the other provisions of this Article, Landlord shall furnish the electric energy that Tenant shall reasonably require for ordinary reasonable use in the demised premises on a rent inclusion basis. That is, there shall be no charge to Tenant for such electric energy by way of measuring the same on any meter, such electric energy being included in Landlord's services which are covered by the Base Rent reserved hereunder. Landlord shall not be liable in any way to Tenant for any failure or defect in the supply or character of electric energy furnished to the demised premises by reason of any requirement, act or omission of the public utility serving the Building with electricity or for any other reason whatsoever. Throughout the term of this lease, Landlord reserves the right to approve the electrical equipment which Tenant may desire to utilize in the demised premises and any additions, supplements or replacements thereof. Tenant shall furnish and maintain and install all lighting tubes, lamps, starters, bulbs and ballasts required in the demised premises, at Tenant's expense or, at Landlord's election, shall purchase the same from Landlord and shall pay Landlord's charges therefor on demand.

            (2) Tenant's use of and/or demand for electric energy in the demised premises shall not at any time exceed the capacity of any of the electrical conductors and equipment in or otherwise serving the demised premises. In order to insure that such capacity is not exceeded and to avoid possible adverse effect upon the electrical service of the Building, Tenant shall not, without Landlord's prior written consent in each instance, connect any additional fixtures, appliances or equipment (other than lamps, typewriters and other usual small business office machines having electric current requirements similar to electric typewriters and the electrical equipment that may have been initially approved by Landlord) to the electric distribution system of the Building or make any alteration or addition to the electric system of the demised premises. If Landlord grants such consent, all additional risers, feeders, or other conductors or equipment required therefor shall be provided by Landlord and the cost thereof shall be paid by Tenant upon Landlord's demand. As a condition to granting such consent, Landlord may require Tenant to agree to an increase in the Base Rent by an amount which will reflect the then value to Tenant of the additional service to be furnished by Landlord, that is, the potential additional electric energy to be made available to Tenant based upon the estimated additional capacity of such additional risers, feeders, conductors or other equipment. If Landlord and Tenant cannot agree thereon, such amount shall be determined in accordance with the procedure set forth in Subdivision (3) of this Article. Pending the determination of such increase Landlord, if requested by Tenant, may make such additional electrical service available to Tenant provided Tenant agrees in writing to pay the increase in accordance with Landlord's initial determination while such dispute is being determined. When the amount of such increase is so determined, the parties shall execute an agreement supplementary to this lease in the form prepared by Landlord to reflect such increase in the amount of Base Rent and the amount as determined by the procedure set forth in said Subdivision (3), effective from the date such additional service is made available to Tenant, but such increase shall be effective from such date even if such supplementary agreement is not executed. Landlord may withhold its consent until a written agreement thereon is reached. Additionally, throughout the term of this lease, Landlord shall have the right and privilege, from time to time, to survey the plans and specifications for the demised premises and the actual installations made or utilized by Tenant therein in order to determine the nature of Tenant's equipment and installations and the value of the electrical service being or to be furnished to Tenant. It is agreed that on the date of execution of this lease there is included in Base Rent the sum of EIGHT THOUSAND ONE HUNDRED THIRTY SIX ($8,136.00) DOLLARS in respect of electrical service. Such estimate of the value of electrical service to Tenant shall be based upon total connected load, as well as the electrical service then necessary for the operation of all lighting and other electrical equipment in the demised premises. If any such survey shall result in a determination that the value to Tenant of the electrical service and/or demand being furnished is or should be above that then included therefor in the Base Rent hereunder, Landlord shall notify Tenant thereof and (unless Tenant objects thereto within ten (10) days of receipt of such notice -- in which event the amount of the increase in Base Rent shall be determined pursuant to the procedure set forth in Subdivision
      (3)) the Base Rent shall be appropriately increased on an annual basis from and as of the date of any such survey, or as of such earlier date as it may be determined that Tenant has been receiving such additional value. Upon request of Landlord, Tenant shall execute an agreement supplementary to this lease confirming any increases in Base Rent pursuant hereto, but such increase shall become effective regardless of whether any such supplementary agreement is executed.

            (3) Wherever in this Article it is provided that an amount or value shall be determined in accordance with the procedure set forth in Subdivision (3), it is intended that the following procedure shall be followed:

            Landlord shall select a reputable independent electrical engineer or utility consultant at the equal expense of Landlord and Tenant to determine the amount or value. If Tenant disagrees with the findings of Landlord's engineer or utility consultant, Tenant, within ten
            (10) days after Landlord shall have delivered such findings to Tenant, shall have the right, at Tenant's expense, to select a reputable independent electrical engineer to determine the amount and such party shall make such determination within twenty (20) days after such selection. If Tenant's engineer disagrees with the findings of Landlord's representative, Landlord's representative and Tenant's engineer shall select a third reputable independent engineer or utility consultant, at Tenant's expense, to determine such amount and his determination shall be binding and conclusive upon Landlord and Tenant. If Landlord's representative and Tenant's engineer cannot agree upon the selection of a third engineer or utility consultant, the amount shall be determined by arbitration as provided for hereinafter. In all situations, however, pending the determination of such dispute, the Base Rent and increases thereof shall be payable in accordance with Landlord's initial determination.

            (4) If at any time or times after the date of this lease the public utility rate schedule for the supply of electric current to the Building shall be increased for whatever reason during the term of this lease, or any charges, fuel adjustments or taxes are imposed upon Landlord in connection therewith or are increased, the Base Rent herein reserved shall be appropriately increased by the same percentage as the resulting increase in Landlord's cost of furnishing electric service to the demised premises. When the amounts of such adjustments are so determined, Landlord and Tenant shall execute an agreement supplementary hereto as prepared by Landlord to reflect such adjustments in the amount of the Base Rent, effective from the effective date of such increase in the public utility rate schedule; but such adjustment shall be effective from the effective date of the change in rates or imposition of or change in charges or taxes, as the case may be, whether or not such a supplementary agreement is executed.

            (5) Landlord also reserves the right at any time and for any reason to discontinue furnishing electric energy to Tenant in the demised premises upon not less than thirty (30) days' notice to Tenant or upon such shorter notice as may be required by the public utility serving the Building. However, in the event of Tenant's default in payment of any rent due under the terms of this lease or otherwise, in addition to Landlord's other remedies by reason thereof, Landlord may, without notice, discontinue the service of electric energy to the demised premises for the duration of such default or the term hereof (as Landlord may elect), without releasing Tenant from any liability under this lease and without Landlord incurring any liability for any damage or loss sustained by Tenant by such discontinuance, this lease shall continue in full force and effect and shall be unaffected thereby, and the same shall not be deemed to be a lessening or diminution of services within the meaning of any law, rule or regulation now or hereafter enacted, promulgated or issued, except only that, from and after the effective date of such discontinuance, Landlord shall not be obligated to furnish electric energy to Tenant and the Base Rent shall be reduced to exclude the amount included in the Base Rent in respect of electrical service, but in no event shall the Base Rent be reduced by more than EIGHT THOUSAND ONE HUNDRED THIRTY SIX ($8,136.00) DOLLARS or the amount then included in Base Rent on account of electricity. If Landlord so discontinues furnishing electric energy to Tenant, Tenant at Tenant's expense shall arrange to obtain electric energy directly from the public utility company furnishing electric service to the Building. Except in such circumstances where a discontinuance of the furnishing of electric energy results from or relates to a default by Tenant, such electric energy may be furnished to Tenant by means of the then existing Building system feeders, risers and wiring to the extent that the same are available, suitable and safe for such purposes. All meters and additional panel boards, feeders, risers, wiring and other conductors and equipment which may be required to obtain electric energy directly from such public utility company shall be installed and maintained by Tenant at its expense, provided, however, that Tenant shall make no alterations or additions to the electrical equipment and/or appliances without the prior written consent of Landlord in each instance. Landlord shall not in any wise be liable or responsible to Tenant for any loss or damage or expense which Tenant may sustain or incur if either the quantity or character of electric energy is changed or is no longer available or suitable for Tenant's requirements. Tenant shall be liable for all loss or damage sustained in connection with its supply of the electric energy.

            (6) At no time shall Tenant's connected electrical load in the demised premises exceed four (4) watts per square foot. Tenant has reviewed the electrical capacity available to the demised premises and represents that it is satisfied therewith. For the purposes of this subdivision (6) only it is agreed that the demised premises contain 2,712 square feet.

            (7) If any tax is imposed upon Landlord with respect to electrical energy furnished as a service to Tenant by any Federal, State or Municipal Authority, Tenant, unless prohibited by law or by any governmental authority having jurisdiction thereover, shall pay to Landlord, on demand, Tenant's pro rata share of such taxes.

            (8) Tenant shall enter into such modifications of this lease as Landlord may from time to time request in connection with any requirement of any public utility or any requirement of law pertaining to electric energy service or charges therefor.

      46. Landlord's Agent. Whenever Landlord is required or desires to send any notice or other communication to Tenant under or pursuant to this lease, it is understood and agreed that such notice or communication, if sent by Landlord's agent (of whose agency Landlord shall have advised Tenant), for all purposes shall be deemed to have been sent by Landlord. Landlord hereby advises Tenant that Landlord's current agent is Newmark & Company Real Estate, Inc. of 125 Park Avenue, New York, New York 10017.

      Tenant agrees that all of the representations, warranties, waivers and indemnifications made in this lease by Tenant for the benefit of Landlord shall also be deemed to inure to and be for the benefit of Landlord's agent, its officers, directors, employees and independent contractors.

      47. Tenant's Certificate. At any time and from time to time within five
(5) days after written demand therefor, Tenant shall execute, acknowledge and deliver to Landlord, without charge, a statement addressed to Landlord (and/or such other persons or parties as Landlord shall require), certifying that to the best knowledge of Tenant, this lease is in full force and effect and is unmodified (or, if there have been modifications, specifying same) and setting forth the dates to which the rentals and other charges payable hereunder have been paid and stating that Landlord is not in default in the performance of any of the covenants or agreements on its part to be performed hereunder (or, if that is not the case, specifying each particular in which the Tenant alleges that Landlord is in default) and certifying as to such other items in respect of this lease as Landlord may reasonably require.

      48. Insurance and Indemnity. Landlord and Tenant, respectively, hereby each releases the other party (which term as used in this Article shall include such party's employees, agents, partners, officers, shareholders and directors) from all liability, whether for negligence or otherwise, in connection with loss covered by any insurance policies which the releasor carries with respect to the demised premises, or any interest or property therein or thereon (whether or not such insurance is required to be carried under this lease), but only to the extent that such loss is collectible under such insurance policies. Such release is also conditioned upon the inclusion in the applicable policy or policies of a provision whereby any such release shall not adversely affect said policies, or prejudice any right of the releasor to recover thereunder. Each party agrees that its insurance policies aforesaid will include such a provision so long as the same shall be obtainable without extra cost, or if extra cost shall be charged therefor, so long as the other party shall be willing to pay such extra cost. If extra cost shall be chargeable therefor, the holder of the policy shall advise the other party of the amount of the extra cost, and the other party at its election may pay the same, but shall not be obligated to do so.

      Additionally, Tenant hereby covenants and agrees forever to indemnify and hold Landlord harmless from and against any and all claims, actions, judgments, damages, liabilities, losses or expenses, including attorneys' fees, in connection with damage to property or injury or death to persons, or any other matters, arising from or out of the use, alteration or occupation of the demised premises except on account of Landlord's negligence. In case Landlord shall be made a party to any litigation commenced against Tenant or others, then Tenant shall protect and hold Landlord forever harmless and shall pay all costs and expenses, including attorneys' fees, incurred or paid by Landlord in connection with such litigation. In furtherance of Tenant's obligations under this Article and this lease (but not in limitation thereof) Tenant covenants and agrees, at its sole cost and expense, to carry and maintain in force from and after the date of this lease and throughout the term hereof (i) workmen's compensation and other required statutory forms of insurance, in statutory limits, and (ii) comprehensive general public liability insurance, which shall be written on an occurrence basis, naming Tenant as the insured and naming Landlord and its agent and, if requested by Landlord, the lessor under any ground or underlying lease or others having an interest in the land and/or the Building of which the demised premises form a part, as additional insureds, in limits of not less than $3,000,000.00 for bodily and personal injury or death to any one person and not less than $3,000,000.00 for bodily and personal injury or death in any one occurrence, and for property damage of not less than $3,000,000.00 per occurrence, including water damage and sprinkler leakage legal liability, protecting the aforementioned parties from all such claims for bodily or personal injury or death or property damage occurring in or about the demised premises and its appurtenances. All insurance required to be maintained by Tenant shall be carried with a company or companies acceptable to Landlord licensed to do business in the State of New York, shall be written for terms of not less than one year, and Tenant shall furnish Landlord (and any other parties required to be designated as additional insureds under any such policies) with certificates evidencing the maintenance of such insurance and the payment of the premiums therefor, and with renewals thereof and evidence of the payment of the premiums therefor at least thirty (30) days prior to the expiration of any such policy or policies. Such policy or policies shall also provide that it or they shall not be cancelled or materially altered without giving Landlord at least twenty (20) days' prior written notice thereof, sent to Landlord by registered mail at Landlord's address to which notices are required to be sent to Landlord hereunder. Upon Tenant's default in obtaining or delivering any such policy or policies or failure to pay the premiums therefor, Landlord (in addition to and not in limitation of its other rights, remedies and privileges by reason thereof) may (but shall not be obligated to) secure or pay the premium for any such policy or policies and charge Tenant as additional rent therefor an amount equal to 110% of Landlord's costs therefor.

      49. Landlord's Liability. Notwithstanding anything herein or any rule of law or statute to the contrary, it is expressly understood and agreed that to the extent that Landlord shall at any time have any liability under, pursuant to or in connection with this lease, neither Tenant nor any officer, director, partner, associate, employee, agent, guest, licensee or invitee of Tenant (or any other party claiming through or on behalf of Tenant) shall seek to enforce any personal or money judgment against Landlord, but shall only pursue any such rights or remedies against Landlord's interest in the Building. In addition to and not in limitation of the foregoing provision of this Article it is agreed that, in no event and under no circumstances, shall Landlord or any partner, officer, employee, agent or principal (disclosed or undisclosed) of Landlord have any personal liability or monetary or other obligation of any kind under or pursuant to this lease. Any attempt by Tenant or any officer, director, partner of Tenant (or any other party claiming through or on behalf of Tenant) to seek to enforce any such personal liability or monetary or other obligation shall, in addition to and not in limitation of Landlord's other rights, powers, privileges and remedies under the terms and provisions of this lease or otherwise afforded by law in respect thereof, immediately vest Landlord with the unconditional right and option to cancel this lease on five (5) days' notice to Tenant.

      50. Additional Re Article "7". Anything contained in Article "7" hereof to the contrary notwithstanding, Tenant covenants and agrees that, except as herein otherwise set forth, this lease shall not terminate upon the termination of any ground lease or underlying lease or mortgage at any time affecting the real property of which the demised premises forms a part or any such lease. If for any reason or cause whatsoever any such ground or underlying lease is terminated by summary dispossess proceedings or otherwise or if such ground or underlying lease is terminated through foreclosure proceedings brought by the holder of any mortgage to which such ground or underlying lease is subject and/or subordinate or otherwise, or if Landlord's fee title is foreclosed upon by the holder of any mortgage thereon, all without Tenant having been made a party in any such dispossess and/or foreclosure proceeding, Tenant shall attorn to the lessor under such ground or underlying lease or the purchaser in any such foreclosure proceeding, as the case may be, and this lease shall not be affected in any way whatsoever (except as herein otherwise expressly provided) by any such proceeding or termination, and this lease shall continue in full force and effect in accordance with its terms; but if Tenant shall be named in any such dispossess and/or foreclosure proceeding, this lease and Tenant's estate shall be terminated thereby.

      If such ground or underlying lease shall terminate or any such mortgage be foreclosed, and Tenant shall attorn to the lessor under such ground or underlying lease or the purchaser in any such foreclosure proceeding, such lessor or purchaser shall not be required to accept attornment by Tenant unless such attornment shall be pursuant to a written agreement required by such lessor or purchaser which, among other things, shall contain provisions to the effect that in no event shall such lessor or purchaser, as landlord, (a) be obligated to repair, replace or restore the Building or the demised premises in the event of damage or destruction, beyond such repair, replacement or restoration as can be reasonably accomplished from the net proceeds of insurance actually received by or made available to such landlord, (b) be responsible for any previous act or omission of the landlord or the tenant under such ground or underlying lease or for the return of any security deposit unless actually received by such landlord, (c) be subject to any liability or offset accruing to Tenant against Landlord, (d) be bound by any previous modification or extension of this lease unless previously consented to, or (e) be bound by any previous prepayment of more than one month's rent or other charge.

      51. Additional Re Article "22". Article "22" hereof is hereby amended to add the following:

      "If the demised premises are not surrendered and vacated as and at the time required by this lease (time being of the essence), Tenant shall be liable to Landlord for (a) all losses and damages which Landlord may incur or sustain by reason thereof, including, without limitation, attorneys' fees, and Tenant shall indemnify Landlord against all claims made by any succeeding tenants against Landlord or otherwise arising out of or resulting from the failure of Tenant timely to surrender and vacate the demised premises in accordance with the provisions of this lease, and (b) per diem use and occupancy in respect of the demised premises equal to two (2) times the Base Rent and additional rent payable hereunder for the last year of the term of this lease (which amount Landlord and Tenant presently agree is the minimum to which Landlord would be entitled and is presently contemplated by them as being fair and reasonable under such circumstances and not a penalty). In no event shall any provision hereof be construed as permitting Tenant to hold over in possession of the demised premises after expiration or termination of the term hereof, and no acceptance by Landlord of payments from Tenant after the expiration or termination of the term hereof shall be deemed to be other than on account of the amount to be paid by Tenant in accordance with the provisions of this Article. The provisions of this Article shall survive the expiration or termination of the term of this lease."

      52. Late Charge. If, during the term of this lease, Tenant shall fail to pay the Base Rent or additional rent or any other charge at any time due or payable hereunder within ten (10) days after same is due and payable, Tenant agrees to pay to Landlord, as and for a late charge by reason thereof, without further notice or demand by Landlord, a sum equal to $.10 for every dollar thereof, which sum shall be considered as additional rent. Nothing contained in this Article is intended to grant Tenant any extension of time in respect of the due dates for any payments under this lease, nor shall same be construed to be a limitation of or a substitution for any other rights, remedies and privileges of Landlord under this lease or otherwise.

      53. Fees and Expenses. Whenever any default, request, action or inaction by Tenant causes Landlord to engage an attorney and/or incur any other costs or expenses, Tenant agrees that it shall pay and/or reimburse Landlord for such costs or expenses within ten (10) days after being billed therefor as additional rent.

      54. Arbitration. In such cases where this lease expressly provides for the settlement of a dispute or question by arbitration, and only in such cases, the same shall be settled by arbitration in the Borough of Manhattan, City and State of New York, in accordance with the rules then obtaining of the American Arbitration Association, governing commercial arbitration. In the event that the American Arbitration Association shall not be then in existence, the party desiring arbitration shall appoint a disinterested person as arbitrator on its behalf and give notice thereof to the other party who shall, within fifteen (15) days thereafter, appoint a second disinterested person as arbitrator on its behalf and give written notice thereof to the first party. The arbitrators thus appointed shall appoint a third disinterested person, who shall be an attorney at law admitted to practice in the State of New York actively engaged in the practice of his or her profession for not less than ten (10) years. If the arbitrators thus appointed shall fail to appoint such third disinterested person, then either party may, by application to the presiding Justice, Appellate Division of the Supreme Court of the State of New York for the First Judicial Department seek to appoint such third disinterested person. Upon such appointment, such person shall be the third arbitrator as if appointed by the original two arbitrators. The decision of the majority of the arbitrators shall be conclusive and binding on all parties and judgment upon the award may be entered in any court having jurisdiction. If a party who shall have the right pursuant to the foregoing to appoint an arbitrator fails or neglects to do so, then and in such event the other party shall select the arbitrator not so selected by the first party, and upon such selection, such arbitrator shall be deemed to have been selected by the first party. The expenses of arbitration shall be shared equally by Landlord and Tenant, unless this lease expressly provides otherwise, but each party shall pay and be separately responsible for its own counsel and witness fees, unless this lease expressly provides otherwise. Landlord and Tenant agree to sign all documents and to do all other things necessary to submit any such matter to arbitration and further agree to, and hereby do, waive any and all rights they or either of them may at any time have to revoke their agreement hereunder to submit to arbitration and to abide by the decision rendered thereunder and agree that a judgment or order may be entered in any court of competent jurisdiction based on an arbitration award (including the granting of injunctive relief).

      The arbitrators shall have the right to retain and consult experts and competent authorities skilled in the matters under arbitration, but any such consultation shall be made in the presence of both parties, with full right on their part to cross-examine such experts and authorities. The arbitrators shall render their decision and award not later than sixty (60) days after the appointment of the third arbitrator. Their decision and award shall be in writing and counterpart copies thereof shall be delivered to each of the parties. In rendering their decision and award, the arbitrators shall have no power to modify or in any manner alter or reform any of the provisions of this lease, and the jurisdiction of the arbitrators is limited accordingly.

      55. Default Under Other Lease(s). A default by Tenant under this lease shall be considered a default under any other lease Tenant may at any time have in respect of other space in the Building or other space owned or controlled by Landlord or any of Landlord's principals. Similarly, a default by Tenant under any such other lease shall be considered a default under this lease.

      56. Additional Re Article "9". Supplementing the provisions of Article "9" hereof, Landlord shall not be obligated to commence any repairs or restorations to the demised premises as required thereunder unless and until Landlord has received the proceeds of all fire insurance policies affecting the building of which the demised premises forms a part.

      57. Diagram. Tenant acknowledges that it has been informed by Landlord that any diagram attached to this lease is solely for the purpose of identifying the premises demised hereunder and Landlord has made no representation and is unwilling to make any representation and nothing in this lease shall be deemed or construed to be a representation or covenant as to the dimensions of and/or the square foot area contained in the demised premises.

      58. No Attornment. All checks tendered to Landlord as and for the rent and/or additional rent required hereunder shall be deemed payments for the account of the Tenant. Acceptance by the Landlord of rent and/or additional rent from anyone other than the Tenant shall not be deemed to operate as an attornment to the Landlord by the payor of such rent and/or additional rent or as a consent by the Landlord to an assignment of this lease or subletting by the Tenant of the demised premises to such payor, or as a modification of any of the provisions of this lease.

      59. Liens. Tenant shall not create or suffer to be created or to remain, and shall (within ten (10) days of the filing or imposition thereof) remove or discharge, by bonding or payment, any lien, encumbrance or charge upon the demised premises or the real property of which the same forms a part caused by or in any manner related to any act or alleged act of commission or omission on the part of Tenant, or any of its agents or contractors. Further, should any such lien be bonded and should Landlord or its agents be thereafter named as a party to any action or proceeding in respect of such bond or claim, Tenant agrees to indemnify and save harmless Landlord and its agents in respect thereof and to pay all costs and expenses (including legal fees) of Landlord related thereto. Tenant agrees to surrender the demised premises free and clear of all liens, charges or encumbrances thereon of every nature and description, and free and clear of all violations thereon placed by any governmental or quasi-governmental body resulting from any act of omission or commission on the part of Tenant or any of its agents or contractors, or otherwise related to Tenant's use or occupancy of the demised premises. Nothing in this lease contained shall be construed as constituting the consent or request of Landlord to any contractor, laborer or materialman for the performance of any labor or services or the furnishing of any materials for the improvement or repair of the demised premises.

      60. Notice of Damage. Tenant shall give prompt notice to Landlord of any fire, accident, loss or damage or dangerous or defective condition materially affecting the demised premises or any part thereof or the fixtures or other property of Landlord therein of which Tenant has any knowledge. Such notice shall not, however, be deemed or construed to impose upon Landlord any obligation to perform any work to be performed by Tenant under this lease or not otherwise hereunder undertaken to be performed by Landlord.

      61. Building Renovation. Tenant understands and acknowledges that Landlord may alter, restore and/or renovate the entrance lobby and/or other portions of the Building (including, without limitation, the relocation of the entrance to the Building) and that such alterations, restoration and/or renovation or other work in the Building may result in certain inconveniences or disturbances to Tenant and other occupants of the Building; such renovations, however, shall not result in preventing Tenant's reasonable access to the demised premises.

Tenant agrees that the performance of any such work shall not constitute or be deemed to be a constructive eviction or be grounds for a termination of this lease or the terms hereof, nor shall the same in any way affect the obligations of Tenant under this lease, including, without limitation, the obligation to pay the rents herein reserved or give Tenant the right to claim damages or any matter or thing from Landlord or Landlord's agent(s) or contractor(s).

      62. Conditional Limitation. In the event Tenant shall make default in the payment of the rent reserved herein, or any item of additional rent herein mentioned, or any part of either, or in making any other payment herein required for a total of two (2) months, whether or not consecutive, in any twelve (12) month period, and Landlord shall have served upon Tenant petitions and notices of petition to dispossess Tenant by summary proceedings in each such instance, then, notwithstanding that such default may have been cured prior to the entry of a judgment against Tenant, any further default in the payment of any money due Landlord hereunder shall be deemed to be deliberate and Landlord may serve a written three (3) days' notice of cancellation of this lease upon Tenant, and upon the expiration of said three (3) days, this lease and the term thereunder shall end and expire as fully and completely as if the expiration of such three
(3) day period were the day herein definitely fixed for the end and expiration of this lease and the term thereof, and Tenant shall then quit and surrender the demised premises to Landlord, but Tenant shall remain liable as elsewhere provided in this lease.

      63. Subsidiaries and Affiliates. So long as Tenant is not in default in any of the terms, covenants, or conditions of this lease, Tenant may, without the prior written consent of Landlord, permit all or any portion of the demised premises to be used by an entity which is a subsidiary or affiliate of Tenant. The terms "subsidiary" and "affiliate", as used herein, shall include any entity
(i) which holds a majority of the shares of stock of all classes of Tenant; or
(ii) a majority of the shares of stock of all classes of which (if the subsidiary or affiliate is a corporation), or a majority of the interest in the entity and control thereof (if the subsidiary or affiliate is not a corporation), shall be held by Tenant; or (iii) a majority of the shares of stock of all classes of which (if the subsidiary or affiliate is a corporation), or a majority of the interest in the entity and control thereof (if the subsidiary or affiliate is not a corporation), shall be held by the same person, corporation or entity which holds all of the shares of stock of all classes of Tenant. If, for any reason whatsoever, such ownership is reduced to less than a majority of the interest, such reduction shall constitute a prohibited assignment of this lease or a sublease of all or a portion of the demised premises, as the case may be, and Tenant shall cause such subsidiary or affiliate to vacate that portion of the demised premises which it occupies simultaneously with the occurrence of such reduction. The failure of the subsidiary or affiliate to vacate that portion of the demised premises which it occupies shall constitute a substantial default under the terms of this lease and Landlord shall have all the rights and remedies set forth herein in the event of a default by Tenant.

      64. Modifications Requested by Mortgagee. If any prospective mortgagee of the Building, the land thereunder or any leasehold interest in either requires, as a condition precedent to issuing its loan, the modification of this lease in such manner as does not materially lessen Tenant's rights or increase its obligations hereunder, Tenant shall not withhold or delay its consent to such modification and shall execute and deliver such confirming documents therefor as such mortgagee requires.

      65. Basement Space. If any basement or sub-basement space is included in the premises demised hereunder, Tenant agrees that, notwithstanding anything to the contrary contained in this lease, such basement or sub-basement space (i) shall not be used for any purpose other than storage and (ii) shall not be sublet or used by anyone other than Tenant without the prior written consent of Landlord, which consent Landlord shall have the right to withhold for any reason whatsoever.

      66. Building Directory. At the written request of Tenant, Landlord shall list on the building's directory the name of Tenant, any trade name under which Tenant has the right to operate, any other entity permitted to occupy any portion of the demised premises under the terms of this lease, and the officers and employees of each of the foregoing entities, provided the number of names so listed does not exceed Tenant's Percentage of the capacity of such directory. If requested by Tenant, Landlord may (but shall not be required to) list the name of Tenant's subsidiaries and affiliates; however, the listing of any name other than that of Tenant shall neither grant such party or entity any right or interest in this lease or in the demised premises nor constitute Landlord's consent to any assignment or sublease to, or occupancy of the demised premises by, such party or entity. Except for the name of Tenant, any such listing may be terminated by Landlord, at any time, without notice.

      67. Miscellaneous.

      (A) If at the commencement of, or at any time or times during the term of this lease, the rents reserved in this lease shall not be fully collectible by reason of any Federal, State, County, City or other governmental law, proclamation, order or regulation, or direction of a public officer or body pursuant to law, Tenant shall enter into such agreements and take such other steps as Landlord may request and as may be legally permissible to permit Landlord to collect the maximum rents which may from time to time during the continuance of such legal rent restriction be legally permissible (but not in excess of the amounts reserved therefor under this lease). Upon termination of such legal rent restriction prior to the expiration of the term of this lease,
(a) the rents shall become and thereafter be payable thereunder in accordance with the amounts reserved in this lease for the periods following such termination and (b) Tenant shall pay to Landlord, if legally permissible, an amount equal to (i) the rents which would have been paid pursuant to this lease but for such legal rent restriction less (ii) the rents paid by Tenant to Landlord during the period or periods such legal rent restriction was in effect.

      (B) If at any time Tenant is other than a single, partnership, firm, corporation, individual or other entity, the act of, or notice, demand, request or other communication from or to, or any payment or refund from or to, or signature of, any of the individuals, partnerships, firms, corporations or other entities then constituting Tenant with respect to Tenant's estate or interest in the demised premises or this lease shall bind all of them as if all of them so had acted, or so had given or received such notice, demand, request or other communication, or so had given or received such payment or refund, or had so signed, and they shall be jointly and severally liable for the performance of Tenant's obligations hereunder.

      (C) If any provision of this lease shall be held invalid or unenforceable, such invalidity or unenforceability shall affect only such provision and shall not in any manner affect or render invalid or unenforceable any other provision of this lease, and this lease shall be enforced as if any such invalid or unenforceable provision were not contained herein.

      (D) Landlord and Tenant hereby agree that this lease shall be governed by and construed and enforced in accordance with the internal laws of the State of New York without giving reference to principles of conflict of laws. The state courts of the State of New York shall have jurisdiction to hear and determine any dispute between Landlord and Tenant pertaining directly or indirectly to this lease or any matter arising therefrom, and Tenant hereby expressly consents and submits in advance to such jurisdiction in any action or proceeding commenced in such courts by either party hereto.

      (E) It is expressly noted, acknowledged and confirmed by Tenant that a breach, default or failure to observe, perform or otherwise comply with any material obligations, covenants, conditions, rules and regulations in this lease on Tenant's part to be observed, performed or complied with shall be and be deemed to be a violation by Tenant of a substantial obligation of the tenancy created by this lease entitling Landlord to pursue any and all rights, remedies and privileges provided under this lease or at law or in equity, including, without limitation, the right to terminate said tenancy and recover possession of the demised premises.

      (F) Supplementing Article 3, Landlord's consent shall not be required for minor changes to the demised premises such as the installation of furniture, furnishings, cabinets and shelves which are not affixed to the realty. All other renovations, decorations, additions, installations, improvements and alterations of any kind or nature in or to the demised premises whether performed by Tenant or by Landlord ("Tenant Changes") shall require the prior written consent of Landlord which, in the case of non-structural interior Tenant Changes, Landlord agrees not to unreasonably withhold, provided Tenant first complies with all applicable requirements of this lease including any Workletter attached to this lease and the building Rules and Regulations Governing Tenant Alterations ("Alterations Rules") In granting its consent to any Tenant Changes, Landlord may impose such conditions (as to guarantee of completion including, without limitation, requiring Tenant to post a bond to insure the completion of Tenant Changes, payment for Tenant Changes and other charges payable under this Article, restoration or otherwise), as Landlord may reasonably require. In no event shall Landlord be required to consent to any Tenant Changes which would affect the structure of the building, the exterior thereof, any part of the building outside of the demised premises or the mechanical, electrical, heating, ventilation, air conditioning, sanitary, plumbing or other service systems and facilities (including elevators) of the building, and such Tenant Changes shall be performed only by contractors designated or approved by Landlord. Tenant shall, promptly upon demand, reimburse Landlord's agent for any reasonable out-of-pocket fees, expenses and other charges incurred by Landlord or its agent in connection with the review, modification and/or approval of such plans and specifications by Landlord's agent and other professional consultants of Landlord and shall pay to Landlord's agent during the course of the work, as a charge of Landlord's agent for the supervision and coordination by Landlord's agent of any Tenant Changes for Landlord's benefit and without waiver of any of the requirements of this lease, the Workletter, if any, or the Alterations Rules, a fee of five (5%) percent of the cost of such Tenant Changes. Tenant shall promptly provide such evidence as Landlord or Landlord's agent may request to substantiate any such costs incurred by Tenant. Tenant shall, at its sole cost and expense, in making any Tenant Changes, comply with all requirements of the Alterations Rules.

      (G) Tenant agrees that in connection with any work which may be performed by Tenant pursuant to this lease, such work shall not be performed in a manner which would create any work stoppage, picketing, labor disruption or dispute or violate union contracts affecting the land and/or the Building nor unreasonably interfere with the business of Landlord or any tenant or occupant of the Building.

      (H) If there shall be any conflict between any provision contained in this Rider and the printed provisions of this lease, the provisions of this Rider shall prevail.

      68. Binding Clause. Neither the submission of this lease form to Tenant nor the execution of this lease by Tenant shall constitute an offer by Landlord to Tenant to lease the space herein described as the demised premises or otherwise. This lease shall not be or become binding upon Landlord to any extent or for any purpose unless and until it is executed by Landlord and a fully executed copy thereof is delivered to Tenant or Tenant's counsel.

      69. Substitute Space. At any time and from time to time during the term of this lease Landlord shall have the right to substitute for the demised premises (for the purposes of this Article only, the demised premises are hereinafter called the "Replaced Premises") other space in the Building (such other space hereinafter called the "Substitute Premises") by written notice (the "Notice") given to Tenant no later than sixty (60) days prior to the date set forth in said notice as the effective date (the "Substitution Date") for such substitution. Landlord's notice shall include a floor plan identifying the Substitute Premises, which premises shall have a rentable area equal to or greater than the Replaced Premises and shall be similar thereto in configuration. Tenant shall vacate the Replaced Premises and surrender the same to Landlord on or before the Substitution Date. Promptly after Tenant enters into occupancy of the Substitute Premises and provided Tenant is not then in default under any of the terms or conditions of this lease, Landlord shall reimburse Tenant for any reasonable moving expenses, any other reasonable costs and expenses incurred by Tenant in duplicating the Substitute Premises, the alterations and additions previously made by Tenant in the Replaced Premises, and other reasonable expenses incurred by Tenant as a result of the move. From and after the Substitution Date, the term "demised premises" shall mean the Substitute Premises for all purposes hereunder.

      70. Security Deposit. Article 34 hereof is hereby amended to add the following:

      "Said security deposit shall be placed by Landlord in an interest bearing federally insured account. Interest that may accrue thereon shall belong to Tenant, except such portion thereof as shall be equal to one (1%) percent of such interest per annum, which such percentage shall belong to and be the sole property of Landlord and which Landlord may withdraw from time to time and retain. Landlord shall, upon Tenant's request, advise Tenant of the name of the bank where such deposit is held. Landlord shall give Tenant notice of any transfer of such deposit to a different bank simultaneous with or promptly after any such transfer. The obligation to pay any taxes, whether income or otherwise, related to or affecting any interest earned on such security deposit (except as to that portion thereof which belongs to Landlord) shall be the sole responsibility of Tenant and Tenant hereby agrees to pay same and to forever indemnify and save harmless Landlord in respect thereof. Tenant shall, within fifteen (15) days after demand, furnish Landlord or its agent with a tax identification number for use in respect of such cash deposit. If Landlord at any time utilizes any portion of the cash security deposit in respect or by reason of a default by Tenant, Tenant shall, within ten (10) days after demand, restore and pay to Landlord the amount so utilized."

      71. Office Door Signage. Notwithstanding anything herein to the contrary, Tenant shall not place any sign on the exterior door to the demised premises, it being understood and agreed that Landlord, in an effort to provide uniform signage in the Building, shall install any such sign with Building Standard lettering and Tenant shall, upon demand, pay Landlord's reasonable cost therefor.

      72. Environmental Obligations. Tenant covenants and agrees that it shall not permit any materials to be used on the demised premises in violation of any applicable environmental law, and Tenant hereby indemnifies Landlord for any loss incurred by Landlord as a result of the breach of the foregoing covenant and agreement. Tenant hereby agrees promptly to notify Landlord in the event that it becomes aware of any violation of any applicable environmental law affecting the demised premises.

      73. Condition of Tenant. Tenant represents that (i) it is a corporation duly formed and validly existing in good standing under the laws of the State of Delaware, (ii) it is duly qualified as a foreign corporation authorized to transact business existing in good standing under the laws of the State of New York, and (iii) the party executing this lease on Tenant's behalf is authorized to so execute this lease and bind Tenant.

      74. Rent Concession. So long as Tenant shall not then be in default of any of the terms, covenants, conditions and agreements to be performed by Tenant under this lease, Tenant shall be entitled to a rent credit in the amount of $6,780.00 on the first (1st) day of the second (2nd) month of the term of this lease.

                               [GRAPHIC OMITTED]

      Exhibit A attached hereto and forming a part of lease dated as of the 29th day of May, 1997 between 509 Madison Avenue Associates, as Landlord, and Discovery Laboratories, Inc., as Tenant, with respect to Suite 1406 at 509 Madison Avenue, New York, New York.

                                    GUARANTY

      FOR VALUE RECEIVED, and in consideration for, and as an inducement to Owner making the within lease with Tenant, the undersigned guarantees to Owner, Owner's successors and assigns, the full performance and observance of all the covenants, conditions and agreements, therein provided to be performed and observed by Tenant, including the "Rules and Regulations" as therein provided, without requiring any notice of non-payment, non-performance, or non-observance, or proof, or notice, or demand, whereby to charge the undersigned therefor, all of which the undersigned hereby expressly waives and expressly agrees that the validity of this agreement and the obligations of the guarantor hereunder shall in no wise be terminated, affected or impaired by reason of the assertion by Owner against Tenant of any of the rights or remedies reserved to Owner pursuant to the provisions of the within letter. The undersigned further covenants and agrees that this guaranty shall remain and continue in full force and effect as to any renewal, modification or extension of this lease and during any period when Tenant is occupying the premises as a "statutory tenant." As a further inducement to Owner to make this lease and in consideration thereof. Owner and the undersigned covenant and agree that in any action or proceeding brought by either Owner or the undersigned against the other on any matters whatsoever arising out of, under, or by virtue of the terms of this lease or of this guaranty that Owner and the undersigned shall and do hereby waive trial by jury.

      Dated New York City __________________ 19__

WITNESS:

_________________________________________________


STATE OF NEW YORK, ) ss.:
   County of       )

On this ___ day of ________________, 19__, before me personally came ___________
_______________________________________________________________________________,
to me known and known to me to be the individual described in, and who executed the foregoing Guaranty and acknowledged to me that he executed the same.

                                        ________________________________________
                                                          Notary


Residence ______________________________________________________________________

Business Address _______________________________________________________________

Firm Name ______________________________________________________________________


                            IMPORTANT - PLEASE READ

                     RULES AND REGULATIONS ATTACHED TO AND
                           MADE A PART OF THIS LEASE
                         IN ACCORDANCE WITH ARTICLE 33.

      1. The sidewalks, entrances, driveways, passages, courts, elevators, vestibules, stairways, corridors or halls shall not be obstructed or encumbered by any Tenant or used for any purpose other than for ingress or egress from the demised premises and for delivery of merchandise and equipment in a prompt and efficient manner using elevators and passageways designated for such delivery by Owner. There shall not be used in any space, or in the public hall of the building, either by any Tenant or by jobbers or others in the delivery or receipt of merchandise, any hand trucks, except those equipped with rubber tires and sideguards. If said premises are situated on the ground floor of the building, Tenant thereof shall further, at Tenant's expense, keep the sidewalk and curb in front of said premises clean and free from ice, snow, dirt and rubbish.

      2. The water and wash closets and plumbing fixtures shall not be used for any purposes other than those for which they were designed or constructed and no sweepings, rubbish, rags, acids or other substances shall be deposited therein, and the expense of any breakage, stoppage, or drainage resulting from the violation of this rule shall be borne by the Tenant who, or whose clerks, agents, employees or visitors, shall have caused it.

      3. No carpet, rug or other article shall be hung or shaken out of any window of the building; and no Tenant shall sweep or throw or permit to be swept or thrown from the demised premises any dirt or other substances into any of the corridors or halls, elevators, or out of the doors or windows or stairways of the building and Tenant shall not use, keep or permit it to be used or kept any foul or noxious gas or substance in the demised premises, or permit or suffer the demised premises to be occupied or used in a manner offensive or objectionable to Owner or other occupants of the buildings by reason of noise, odors, and/or vibrations, or interfere in any way with other
Tenants or those having business therein, nor shall any animals or birds be kept in or about the building. Smoking or carrying lighted cigars or cigarettes in the elevators of the building is prohibited.

      4. No awnings or other projections shall be attached to the outside walls of the building without the prior written consent of Owner.

      5. No sign, advertisement, notice or other lettering shall be exhibited, inscribed, painted or affixed by any Tenant on any part of the outside of the demised premises or the building or on the inside of the demised premises if the same is visible from the outside of the premises without the prior written consent of Owner, except that the name of Tenant may appear on the entrance door of the premises. In the event of the violation of the foregoing by any Tenant, Owner may remove same without any liability, and may charge the expense incurred by such removal to Tenant or Tenants violating this rule. Interior signs on doors and directory tablet shall be inscribed, painted or affixed for each Tenant by Owner at the expense of such Tenant, and shall be of a size, color and style acceptable to Owner.

      6. No Tenant shall mark, paint, drill into, or in any way deface any part of the demised premises or the building of which they form a part. No boring, cutting or stringing of wires shall be permitted, except with the prior written consent of Owner, and as Owner may direct. No Tenant shall lay linoleum, or other similar floor covering, so that the same shall come in direct contact with the floor of the demised premises, and, if linoleum or other similar floor covering is desired to be used an interlining of builder's deadening felt shall be first affixed to the floor, by a paste or other material, soluble in water, the use of cement or other similar adhesive material being expressly prohibited.

      7. No additional locks or bolts of any kind shall be placed upon any of the doors or windows by any Tenant, nor shall any changes be made in existing locks or mechanism thereof. Each Tenant must, upon the termination of his Tenancy, restore to Owner all keys of stores, offices and toilet rooms, either furnished to, or otherwise procured by, such Tenant, and in the event of the loss of any keys, so furnished, such Tenant shall pay to Owner the cost thereof.

      8. Freight, furniture, business equipment, merchandise and bulky matter of any description shall be delivered to and removed from the premises only on the freight elevators and through the service entrances and corridors, and only during hours and in a manner approved by Owner. Owner reserves the right to inspect all freight to be brought into the building and to exclude from the building all freight which violates any of these Rules and Regulations of the lease or which these Rules and Regulations are a part.

      9. Canvassing, soliciting and peddling in the building is prohibited and each Tenant shall cooperate to prevent the same.

      10. Owner reserves the right to exclude from the building, between the hours of 6 P.M. and 8 A.M. and at all hours on Sundays, and legal holidays all persons who do not present a pass to the building signed by Owner. Owner will furnish passes to persons for whom any Tenant requests same in writing. Each Tenant shall be responsible for all persons for whom he requests such pass and shall be liable to Owner for all acts of such persons.

      11. Owner shall have the right to prohibit any advertising by an Tenant which in Owner's opinion, tends to impair the reputation of the building or its desirability as a building for offices, and upon written notice from Owner, Tenant shall refrain from or discontinue such advertising.

      12. Tenant shall not bring or permit to be brought or kept in or on the demised premises, any inflammable, combustible or explosive fluid, material, chemical or substance, or cause or permit any odors of cooking or other processes, or any unusual or other objectionable odors to permeate in or emanate from the demised premises.

      13. If the building contains central air conditioning and ventilation, Tenant agrees to keep all windows closed at all times and to abide by all rules and regulations issued by the Owner with respect to such services. If Tenant requires air conditioning or ventilation after the usual hours, Tenant shall give notice in writing to the building superintendent prior to 3:00 P.M. in the case of services required on week days, and prior to 3:00 P.M. on the day prior in the case of after hours service required on weekends or on holidays.

      14. Tenant shall not move any safe, heavy machinery, heavy equipment, bulky matter, or fixtures into or out of the building without Landlord's prior written consent. If such safe, machinery, equipment, bulky matter or fixtures requires special handling, all work in connection therewith shall comply with the Administrative Code of the City of New York and all other laws and regulations applicable thereto and shall be done during such hours as Owner may designate.

Address

Premises
================================================================================


                                       TO


================================================================================

                                STANDARD FORM OF
[LOGO]                               OFFICE                               [LOGO]
                                     LEASE

                     The Real Estate Board of New York, Inc.
                    (c) Copyright 1983. All rights Reserved.
                  Reproduction in whole or in part prohibited.

================================================================================

Dated _______________________________ 19__.

Rent per Year __________________________________________________________________

Rent per Month _________________________________________________________________

Term ___________________________________________________________________________

From ___________________________________________________________________________

To _____________________________________________________________________________

Drawn by ________________________________ Checked by ___________________________

Entered by ______________________________ Approved by __________________________

================================================================================